   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 1, 1998

                                                 Registration No. 333-10805
                                                 Registration No. 811-07785
--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                  ___________
                                   FORM N-4

                         REGISTRATION STATEMENT UNDER
                          THE SECURITIES ACT OF 1933
                          (GROUP VARIABLE ANNUITY II)


                         Pre-Effective Amendment No.

                        Post-Effective Amendment No. 2               [X]


                                     AND/OR

                         REGISTRATION STATEMENT UNDER


                      THE INVESTMENT COMPANY ACT OF 1940


                               Amendment No. 10                         [X]

                                ___________

                             LINCOLN LIFE & ANNUITY
                          VARIABLE ANNUITY ACCOUNT L
                          (Exact Name of Registrant)
                  LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                              (Name of Depositor)
                        120 Madison Street, 17th Floor
                           Syracuse, New York  13202
             (Address of Depositor's Principal Executive Offices)

      DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE:  1-800-893-7168

                          Robert O. Sheppard, Esquire
                  Lincoln Life & Annuity Company of New York
                        120 Madison Street, 17th Floor
                           Syracuse, New York 13202
               (Name and Complete Address of Agent for Service)

                                    Copy to:


                          Kimberly J. Smith, Esquire


                     Sutherland, Asbill & Brennan LLP
                        1275 Pennsylvania Avenue, N.W.
                         Washington, D.C.  20004-2404


It is proposed that this filing will become effective (check appropriate box)



     [_] immediately upon filing pursuant to paragraph (b) of Rule 485


     [X] on May 1, 1998, pursuant to paragraph (b) of Rule 485


     [_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485


     [_] on          pursuant to paragraph (a)(1) of Rule 485


If appropriate, check the following box:


     [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                     Title of securities being registered:
    Interests in a separate account under group variable annuity contracts.

                             CROSS REFERENCE SHEET
                 SHOWING LOCATION OF INFORMATION IN PROSPECTUS

FORM N-4                                     PROSPECTUS CAPTION
--------                                     ------------------
1.  Cover Page.............................. Cover Page
2.  Definitions............................. Definitions
3.  Synopsis or Highlights.................. Summary
4.  Condensed Financial Information......... Condensed Financial Information
5.  General Description of Registrant,...... Lincoln Life, the Variable Investment
    Depositor and Portfolio Companies....... Division and the Funds
6.  Deductions and Expenses................. Deductions and Charges
7.  General Description of Variable......... Contract Provisions; Other Contract
    Annuity Contracts....................... Provisions
8.  Annuity Period.......................... Annuity Period
9.  Death Benefit........................... Contract Provisions, Death Benefits
10. Purchases and Contract Values........... Contract Provisions
11. Redemptions............................. Contract Provisions, Withdrawals
12. Taxes................................... Federal Income Tax Considerations
13. Legal Proceedings....................... Other Information, Legal Proceedings
14. Table of Contents of the Statement...... Contents of Statement of Additional
    of Additional Information............... Information


                             CROSS REFERENCE SHEET


    SHOWING LOCATION OF INFORMATION IN STATEMENT OF ADDITIONAL INFORMATION

FORM N-4                                     STATEMENT OF ADDITIONAL INFORMATION CAPTION
--------                                     -------------------------------------------
15. Cover Page.............................  Cover Page
16. Table of Contents......................  Table of Contents
17. General Information and History........  Prospectus-Lincoln Life, The Variable
                                             Investment Division and the Funds
18. Services...............................  Not Applicable
19. Purchase of Securities Being Offered...  Not Applicable
20. Underwriters...........................  Distribution of the Contracts
21. Calculation of Yield Quotations
    of Money Market Sub Accounts...........  Not Applicable
22. Annuity Payments.......................  Determination of Variable Annuity Payment
23. Financial Statements...................  Financial Statements


                             CROSS REFERENCE SHEET
          SHOWING LOCATION OF INFORMATION IN PART C-OTHER INFORMATION

24(a) Financial Statements and Exhibits..... Not Applicable
24(b) Exhibits.............................. Exhibits
25.  Directors and Officers of the
     Depositor.............................. Directors and Officers of the Depositor
26.  Persons Controlled by or Under
     Common Control with the Depositor
     or Registrant.......................... Organizational Chart
27.  Number of Contract Owners.............. Number of Contract Owners
28.  Indemnification........................ Indemnification
29.  Principal Underwriters................. Principal Underwriters
30.  Location of Accounts and Records....... Location of Accounts and Records
31.  Management Services.................... Management Services
32.  Undertakings........................... Undertakings

--------------------------------------------------------------------------------
                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                        Group Variable Annuity Contracts
                             Lincoln Life & Annuity
                                Variable Annuity
                                   Account L
                         120 Madison Street, 17th Floor
                            Syracuse, New York 13202
                                 (800) 893-7168

                              VARIABLE ANNUITY II

                    [LOGO OF LINCOLN LIFE(R) APPEARS HERE]

--------------------------------------------------------------------------------
PROSPECTUS
--------------------------------------------------------------------------------

                                                                MAY 1, 1998

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATION IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

  THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUS OF THE APPLICABLE UNDERLYING FUNDS WHICH SHOULD BE RETAINED FOR FUTURE REFERENCE.

  INVESTMENT IN THE CONTRACTS INVOLVES INVESTMENT RISK, INCLUDING MARKET FLUC-TUATION AND POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

NY90002

This prospectus describes group annuity contracts ("Contracts") offered by Lin-coln Life & Annuity Company of New York ("Lincoln Life"), a subsidiary of The Lincoln National Life Insurance Company. The Contracts are designed to enable Participants and Employers to accumulate funds for retirement programs meeting the requirements of the following Sections of the Internal Revenue Code of 1986, as amended (the "Code"): 401(a), 403(b), 408 and 457 and other related Sections as well as for programs offering non-qualified annuities. A Partici-pant is an employee or other person affiliated with the Contractholder on whose behalf a Participant Account is maintained under the terms of the Contract.

The Contracts permit Contributions to be deposited in the Guaranteed Interest Division, which is part of Lincoln Life's General Account, and in certain Sub-Accounts in Lincoln Life's Lincoln Life & Annuity Variable Annuity Account L ("Variable Investment Division"). Contributions to the Guaranteed Interest Di-vision earn interest at a guaranteed rate declared by Lincoln Life. Contribu-tions to the Variable Investment Division will increase or decrease in dollar value depending on the investment performance of the underlying funds in which the Sub-Accounts invest. Special limits apply to withdrawals and transfers from the Guaranteed Interest Division.

Currently, the Variable Investment Division consists of the nine Sub-Accounts listed below: Next to each listed Sub-Account is the name of the fund (the "Fund") in which the Sub-Account invests. For more information about the in-vestment objectives, policies and risks of the Funds please refer to the pro-spectus for each of the Funds.

Index Account.......................................... Dreyfus Stock Index Fund
Growth I Account....................................... Fidelity's Variable
                                                        Insurance Products Fund:
                                                        Growth Portfolio
Asset Manager Account.................................. Fidelity's Variable
                                                        Insurance Products Fund
                                                        II:Asset
                                                        Manager Portfolio
Growth II Account...................................... American Century
                                                        Variable Portfolios,
                                                        Inc.: VP Capital
                                                        Appreciation
Balanced Account....................................... American Century
                                                        Variable Portfolios,
                                                        Inc.: VP Balanced
International Stock Account............................ T. Rowe Price
                                                        International Series,
                                                        Inc.
Socially Responsible Account........................... Calvert Social Balanced
                                                        Portfolio
Equity-Income Account.................................. Fidelity's Variable
                                                        Insurance Products Fund:
                                                        Equity-Income
                                                        Portfolio
Small Cap Account...................................... Dreyfus Variable
                                                        Investment Fund: Small
                                                        Cap Portfolio

This prospectus is intended to provide information regarding the Contracts of-fered by Lincoln Life that you should know before investing. Please read and retain this prospectus for future reference. A Statement of Additional Informa-tion ("SAI"), dated May 1, 1998, has been filed with the Securities and Ex-change Commission and is incorporated by this reference into this Prospectus. If you would like a free copy write to Lincoln Life & Annuity Company of New York, TDA Client Services, P.O. Box 1337, Syracuse, New York 13201-1337, call 1-800-893-7168, or e-mail llanycustserv@lnc.com. A table of contents for the SAI appears on the last page of this Prospectus.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
DEFINITIONS................................................................   3
SUMMARY (Including Fee Table and Performance Information)..................   5
CONDENSED FINANCIAL INFORMATION............................................  10
FINANCIAL STATEMENTS.......................................................  10
LINCOLN LIFE, THE VARIABLE INVESTMENT DIVISION AND THE FUNDS...............  10
CONTRACT PROVISIONS........................................................  15
DEDUCTIONS AND CHARGES.....................................................  20
ANNUITY PERIOD.............................................................  23
FEDERAL INCOME TAX CONSIDERATIONS..........................................  25
VOTING RIGHTS..............................................................  30
OTHER CONTRACT PROVISIONS..................................................  30
GUARANTEED INTEREST DIVISION...............................................  31
OTHER INFORMATION..........................................................  34
TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION..................  36

                                  DEFINITIONS

ACCUMULATION UNIT: An accounting unit of measure used to record amounts of increases to, decreases from and accumulations in each Sub-Account during the Accumulation Period.

ACCUMULATION UNIT VALUE: The dollar value of an Accumulation Unit in each Sub-Account on any Valuation Date.

ACCUMULATION PERIOD: The period commencing on a Participant's Participation Date and terminating when the Participant's Account balance is reduced to zero, either through withdrawal(s), annuitization, imposition of charges, payment of a Death Benefit or a combination thereof.

ANNUITANT: The person receiving annuity payments under the terms of the Contract.

ANNUITY COMMENCEMENT DATE: The date on which Lincoln Life makes the first annuity payment to the Annuitant as required by the Retired Life Certificate.

ANNUITY CONVERSION AMOUNT: The amount applied toward the purchase of an annuity.

ANNUITY PERIOD: The period concurrent with or following the Accumulation Period, during which an Annuitant's annuity payments are made.

BENEFICIARY: The person(s) designated to receive a Participant's Account balance in the event of the Participant's death during the Accumulation Period or the person(s) designated to receive any applicable remainder of an annuity in the event of the Annuitant's death during the Annuity Period.

BUSINESS DAY: A day on which the New York Stock Exchange is customarily open for business.

CONTRIBUTIONS: All amounts deposited under a Contract, including any amount transferred from another contract or Trustee.

CONTRACT: A Group Variable Annuity contract issued by Lincoln Life to the Contractholder.

CONTRACTHOLDER: The party named as the Contractholder on the group annuity contract issued by Lincoln Life. The Contractholder may be an Employer, a retirement plan trust, an association or any other entity allowed under the law.

DIVISION(S): The Guaranteed Interest Division and/or the Variable Investment Division.

EMPLOYER: The organization specified in the Contract which offers the Plan to its employees.

FUNDS: The underlying funds in which the Sub-Accounts invest. Funds are investment vehicles which offer their shares only to insurance companies' separate accounts and other qualifying investors.

GENERAL ACCOUNT: All assets of Lincoln Life other than those in the Variable Investment Division or any other separate account.

GROSS WITHDRAWAL AMOUNT: The amount by which a Participant's Account is reduced when a withdrawal occurs, including any applicable contingent deferred sales charge and Annual Administration Charge.

GUARANTEED ANNUITY: An annuity for which Lincoln Life guarantees the amount of each payment for as long as the annuity is payable.

GUARANTEED INTEREST DIVISION: The Division maintained by Lincoln Life for the Contracts and other contracts for which Lincoln Life guarantees the principal amount and interest credited thereto subject to any fees and charges as set forth in the Contract. Amounts allocated to the Guaranteed Interest Division are part of Lincoln Life's General Account.

LINCOLN LIFE: Lincoln Life & Annuity Company of New York.

NET CONTRIBUTIONS: The sum of all Contributions credited to a Participant Account less any Net Withdrawal Amounts, outstanding loan (including principal and due and accrued interest) and amounts converted to a Payout Annuity.

NET WITHDRAWAL AMOUNT: The amount paid when a withdrawal occurs.

PARTICIPANT: An employee or other person affiliated with the Contractholder on whose behalf an Account is maintained under the terms of the Contract.

PARTICIPANT ACCOUNT: An account maintained for a Participant during the Accumulation Period the total balance of which equals the Participant's Account balance in the Variable Investment Division plus the Participant's Account balance in the Guaranteed Interest Division.

PARTICIPATION ANNIVERSARY: For each Participant, a date at one year intervals from the Participant's Participation Date. If an anniversary occurs on a non-Business Day, it is treated as occurring on the next Business Day.

PARTICIPATION DATE: A date assigned to each Participant corresponding to the date on which the first Contribution on behalf of that Participant is received by Lincoln Life. A Participant will receive a new Participation Date if such Participant makes a Total Withdrawal, as defined in this prospectus, and Contributions on behalf of the Participant are resumed under any Contract.

PARTICIPATION YEAR: A period beginning with one Participation Anniversary and ending the day before the next Participation Anniversary, except for the first Participation Year which begins with the Participation Date.

PAYOUT ANNUITY: A series of payments paid to a person. A Payout Annuity may be either a Guaranteed Annuity or a Variable Annuity or a combination Guaranteed and Variable Annuity. See "Annuity Period."

PLAN: The retirement program offered by an Employer to its employees for which a Contract is used to accumulate funds.

RECEIPT: Receipt by Lincoln Life at its service office in Portland, Maine.

SUB-ACCOUNT: An account established in the Variable Investment Division which invests in shares of a corresponding Fund.

VALUATION DATE: A Business Day. Accumulation Units and Annuity Units are computed as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD: A period used in measuring the investment experience of each Sub-Account. The Valuation Period begins at the close of trading on the New York Stock Exchange on one Valuation Date and ends at the corresponding time on the next Valuation Date.

VARIABLE ANNUITY: An annuity with payments that increase or decrease in accordance with the investment results of the selected sub-accounts. See "Annuity Period."

VARIABLE INVESTMENT DIVISION: The Division which is maintained by Lincoln Life for these Contracts and certain other Lincoln Life contracts for which Lincoln Life does not guarantee the principal amount or investment results. The Variable Investment Division is the Lincoln Life & Annuity Variable Annuity Account L which is a group of assets segregated from the General Account whose income, gains and losses, realized or unrealized, are credited to or charged against the Variable Investment Division without regard to other income, gains or losses of Lincoln Life. The Variable Investment Division currently consists of nine Sub-Accounts. Additional Sub-Accounts may be added in the future.

                                    SUMMARY

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

  Lincoln Life is a life insurance company founded in New York on June 6, 1996. Lincoln Life is a subsidiary of The Lincoln National Life Insurance Company.

                               CONTRACTS OFFERED

  The Group Variable Annuity Contracts offered by this prospectus are available to Employers and other entities to provide a way to accumulate funds for retirement and to provide Payout Annuities. Lincoln Life offers Contracts designed to enable Participants and Employers to accumulate funds for retirement programs meeting the requirements of the following Sections of the Internal Revenue Code of 1986, as amended (the "Code"): 401(a), 403(b), 408, 457 and other related Sections as well as for programs offering non-qualified annuities.

                           HOW CONTRIBUTIONS ARE MADE

  Contributions under the Contract are deposited by the Contractholder. Depending upon the type of Plan offered, Contributions may consist of salary reduction Contributions, Employer Contributions or Participant post-tax Contributions. Contributions are forwarded by the Contractholder to Lincoln Life and allocated among the two Divisions in accordance with information provided by the Contractholder. See "Contract Provisions, Contributions under the Contract."

                               DIVISIONS OFFERED

  Contributions may be allocated to the Guaranteed Interest Division or to the Variable Investment Division or to both Divisions. The Variable Investment Division currently consists of nine Sub-Accounts. A Contractholder may choose to offer between zero and nine of the Sub-Accounts to its Participants under a Contract. The Sub-Accounts invest their assets in shares of a corresponding Fund. For a full description of the Funds, see the prospectuses for the Funds.

                  TRANSFERS BETWEEN DIVISIONS AND SUB-ACCOUNTS

  During the Accumulation Period, a Participant or a Contractholder under certain Plans may make transfers between and among Divisions and Sub-Accounts. Certain Plans may limit the transfers in dollar amount, type of Contribution, or frequency. Certain Plans may require Contractholder approval for a transfer. See "Transfers between Divisions and Sub-Accounts."

                                  WITHDRAWALS

  During the Accumulation Period, a Participant may withdraw any part of their Account balance subject to the restrictions imposed by the Code and regulations thereof and by the applicable Plan. With respect to Section 401(a) Plans and Plans subject to Title I of the Employee Retirement Income Security Act of 1974 (ERISA), the Contractholder must authorize Lincoln Life to process a withdrawal request by a Participant. Withdrawal requests under Section 457 Plans must also be authorized by the Contractholder. With respect to withdrawal requests by Participants under Plans not subject to Title I of ERISA, certain Contracts may require that the Participants must certify to Lincoln Life that an eligible event under the Code has occurred. Withdrawal requests must be in writing and in a form acceptable to Lincoln Life.

  Certain Plans are also subject to distribution requirements under Section 401(a)(9) of the Code including the incidental death benefit requirements of
Section 401(a)(9)(G). Certain transfers from one Qualified Plan contract to another Qualified Plan contract are not subject to withdrawal restrictions under the Code. Withdrawals and distributions may have tax consequences, including possibly a 10% Federal Excise Tax for premature distributions. See "Federal Income Tax Considerations."

  Certain types of withdrawals are subject to a contingent deferred sales charge ("CDSC"). See "Contract Provisions, Deductions and Charges."

                                 DEATH BENEFITS

  The Contracts provide for a Death Benefit for a Participant who dies during the Accumulation Period. See "Contract Provisions, Death Benefits."

                                PAYOUT ANNUITIES

  As permitted by the applicable Plan, a Participant or a Beneficiary of a deceased Participant may elect to convert all or part of the Participant's Account balance or the Death Benefit, as appropriate, to a Payout Annuity. Lincoln Life offers both Guaranteed and Variable Annuities or a combination Guaranteed and Variable Annuity. The range of annuity options available includes life annuities and annuities for a specific time period as well as others described more fully in this prospectus. See "Annuity Period."

                              FREE-LOOK PROVISION

  A Participant under a Section 403(b) or 408 Plan and certain Non-Qualified Plans has ten days, in most cases, from the date the Participant receives an Active Life Certificate to notify Lincoln Life in writing that the Participant does not choose to participate under the Contract and to receive a return of funds. See "Free-Look Period."

                                   FEE TABLE

  The following table and examples, prescribed by the SEC, are included to assist Contractholders and Participants in understanding the transaction and operating expenses imposed directly or indirectly under the Contracts. The standardized tables and examples assume the highest deductions possible under the Contracts, whether or not such deductions actually would be made from a Participant's Account. A CDSC is deducted from a Participant's Account balance only if a total or partial withdrawal is made, and then only if one of the exceptions does not apply.

Contract Related
 Transaction Ex-
 penses/1//
  Sales Load Im-
   posed on Pur-
   chases: 0%
  Maximum CDSC
  (as a percent-
  age of the
  Gross With-
  drawal
  Amount): 6%
  Annual Admin-
   istration
   Charge/2//     $ 25
Separate Account
 Annual Expenses
(as a percentage
 of average
 daily net as-
 sets)
  Mortality and
   Expense Risk
   Charge:        1.00%/3//
  Other Charges:  0.00%
  Total Separate
   Account
  Annual Ex-
   penses:        1.00%

Fund Expenses/4// (as a percentage of average daily net assets)

                     INDEX G-I/5// AMGR/5// G-II BAL  INT'L SOC RES/6// EQI/5// SMCAP
                     ----- ------- -------- ---- ---- ----- ----------- ------- -----
Management Fees      0.25   0.60     0.55   1.00 1.00 1.05     0.69      0.50   0.75
Other Expenses       0.03   0.09     0.10      0    0    0     0.12      0.08   0.03
Total Fund Expenses  0.28   0.69     0.65   1.00 1.00 1.05     0.81      0.58   0.78

  Example #1: Assuming total withdrawal of the Participant's Account balance at the end of the period shown.

  A $1,000 investment would be subject to the expenses shown, assuming 5% annual return on assets.

          INDEX   G-I    AMGR   G-II   BAL   INT'L  SOC RES  EQI   SMCAP
          ------ ------ ------ ------ ------ ------ ------- ------ ------
1 Year     75.59  79.48  79.10  82.41  82.41  82.88  80.61   78.43  80.42
3 Years   108.49 120.35 119.20 129.21 129.21 130.64 123.79  117.18 123.22
5 Years   143.85 163.91 161.97 178.81 178.81 181.19 169.71  158.57 168.74
10 Years  244.21 285.83 281.85 316.11 316.11 320.90 297.67  274.84 295.71

  Example #2: Assuming annuitization of the Participant's Account at the end of the period shown.

  A $1,000 investment would be subject to the expenses shown, assuming 5% annual return on assets.

          INDEX   G-I    AMGR   G-II   BAL   INT'L  SOC RES  EQI   SMCAP
          ------ ------ ------ ------ ------ ------ ------- ------ ------
1 Year     13.39  17.53  17.12  20.65  20.65  21.15  18.74   16.42  18.53
3 Years    41.66  54.31  53.08  63.77  63.77  65.29  57.98   50.93  57.37
5 Years    72.03  93.52  91.44 109.47 109.47 112.02  99.72   87.80  98.69
10 Years  158.25 203.24 198.94 235.98 235.98 241.15 216.04  191.36 213.92

  Example #3: Assuming persistency of the Participant's Account through the periods shown.

  A $1,000 investment would be subject to the expenses shown, assuming 5% annual return on assets.

          INDEX   G-I    AMGR   G-II   BAL   INT'L  SOC RES  EQI   SMCAP
          ------ ------ ------ ------ ------ ------ ------- ------ ------
1 Year     13.39  17.53  17.12  20.65  20.65  21.15  18.74   16.42  18.53
3 Years    41.66  54.31  53.08  63.77  63.77  65.29  57.98   50.93  57.37
5 Years    72.03  93.52  91.44 109.47 109.47 112.02  99.72   87.80  98.69
10 Years  158.25 203.24 198.94 235.98 235.98 241.15 216.04  191.36 213.92

  The effect of the Annual Administration Charge for a period is determined by dividing the total amount of such charges collected in the previous year by the total average net assets of the accounts for the previous year, as of the previous month ended; accounts include accounts available under Variable Annuity II of Lincoln Life and under corresponding accounts of First UNUM Life Insurance Company.
--------

/1/The/examples do not take into account any deduction for premium taxes which may be applicable. Loans taken by a Participant with respect to the Partici-pant's Account balance in the Guaranteed Interest Division may be subject to a charge for establishing the loan.

/2/The/Employer has the option of paying the Annual Administration Charge on behalf of the Participants under a Contract. In such a situation, the pro-jected expenses would be lower than those indicated in the examples. This charge is not imposed during the Annuity Period. In certain situations the Annual Administration Charge may be reduced or eliminated. See "Deductions & Charges--Annual Administration Charge."

/3/Prior to January 1, 1998, a 1.20% mortality and expense risk charge was de-ducted from the Contracts.

/4/Until complete order instructions are received, initial Contributions may be allocated temporarily to Fidelity's Variable Insurance Products Fund: Money Market Portfolio. Management fees for this fund are 0.21%. Other expenses are 0.10%. Total Fund Expenses are 0.31%. For a discussion of the Money Mar-ket Portfolio, please see "Initial Contributions."

/5/A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds have entered into arrange-ments with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total operating expenses presented in the table would have been 0.57% for VIP Equity-Income Portfolio, 0.67% for VIP Growth Port-folio, and 0.64% for VIP II Asset Manager Portfolio.

/6/The figures above are based on expenses for fiscal year 1997, and have been restated to reflect an increase in transfer agency expenses of 0.01% ex-pected to be incurred in 1998. "Management Fees" includes a performance ad-justment which, depending on performance, could cause the fee to be as high as 0.85% or as low as 0.55%. "Other Expenses" reflects an indirect fee. Net fund operating expenses after reductions for fees paid indirectly (again, restated) would be 0.78%.

The Contracts are designed for retirement planning. Withdrawals prior to retirement or the Annuity Commencement Date are not consistent with the long-term purposes of the Contracts and the applicable tax laws. Withdrawals may also be subject to federal income tax and a 10% Federal tax penalty.

  The fee table and examples reflect expenses and charges of the Sub-Accounts and the expenses of the applicable Fund for the year ended December 31, 1997. HOWEVER, THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND CHARGES OF THE SUB-ACCOUNTS OR THE FUNDS. SIMILARLY, THE ASSUMED 5% ANNUAL RATE OF RETURN IS NOT AN ESTIMATE OR A GUARANTEE OF FUTURE INVESTMENT PERFORMANCE. See "Deductions and Charges" in this prospectus and the discussion of Fund Management in the prospectus for each of the Funds for further information.

                            PERFORMANCE INFORMATION

  The Variable Investment Division may advertise or use in sales literature information concerning the investment performance of the various Sub-Accounts. No performance presentation should be considered as representative of future investment results. Actual performance is a function not only of the investment management of the underlying Funds and market forces, but of the time and frequency of Contributions, the charges and fees imposed under the Contract, the fees and expenses of the Funds, and transfers made by a Participant, among other factors.

  The investment performance of the Sub-Accounts may be advertised in comparison with the performances of other variable annuities, other investment companies (such as mutual funds), and recognized indices (such as the Dow Jones Industrial Average, Standard & Poor's 500 Composite Stock Price Index, NASDAQ Index, Consumer Price Index), and data published by Lipper Analytical Services, Inc., Morningstar, and Variable Annuity Research and Data Service or comparable services. Performance of the Sub-Accounts may also be compared with performance of other types of investments. Some advertisements may also include published editorial comments and performance rankings by independent organizations and publications that monitor the performance of separate accounts and mutual funds.

  The Sub-Accounts may advertise average annual total return performance information according to the SEC standardized formula. Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical $1,000 contribution allocated to a Sub-Account from the beginning to the end of each specified period of time. The SEC standardized formula gives effect to all applicable charges under the Contracts. This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Sub-Account, (ii) no transfers or additional payments were made and (iii) the withdrawal of the investment occurs at the end of the period. Premium taxes are not included in this calculation. The Sub-Accounts may also advertise this total return performance as described above on a cumulative basis.

  The Sub-Accounts may also present non-standard performance information based on the history of a Fund and adjusted to reflect the fees and charges imposed under a Contract. The Sub-Accounts may present total return information computed on a calendar year basis. The Sub-Accounts may also present total return information over specified periods of time (computed on an average annual or cumulative basis) either assuming that no CDSC will be deducted or assuming that no CDSC or administrative charge will be deducted. The Sub-Accounts may present hypothetical examples that apply the total return to a hypothetical initial investment. The Sub-Accounts may also present total return information based on different amounts of periodic investments. For additional performance information, please refer to the Statement of Additional Information.

                               PUBLISHED RATINGS

  From time to time, in advertisements or in reports to Contractholders, Lincoln Life may reflect endorsements. Endorsements are often in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the Contracts. The endorser's name will be used only with the endorser's consent. It should be noted that the list of endorsements may change from time to time.

  Also, from time to time, the rating of Lincoln Life as an insurance company by A.M. Best may be referred to in advertisements or in reports to Contractholders. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect Best's opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance Industry. Best's ratings range from A++ to F.

  In addition, the claims-paying ability of Lincoln Life as measured by the Standard and Poor's Rating Group may be referred to in advertisements or in reports to Contractholders. A Standard and Poor's insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. Standard and Poor's ratings range from AAA to CCC.

  From time to time Lincoln Life may refer to Moody's Investors Service rating of Lincoln Life. Moody's Investors Service financial strength ratings indicate an insurance company's ability to discharge policyholder obligations and claims and are based on an analysis of the insurance company and its relationship to its parent, subsidiaries, and affiliates. Moody's Investors Service ratings range from Aaa to C.

  These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance contracts in accordance with their terms. Claims-paying ability ratings do not refer to an insurer's ability to meet non-contract obligations (i.e., debt/commercial paper). Lincoln Life's ratings should not be considered as bearing on the investment performance of assets held in the Variable Investment Division or the safety (or lack thereof) for an investment in the Variable Investment Division.

                        CONDENSED FINANCIAL INFORMATION


  The financial data included below should be read in conjunction with the financial statements and the related data included in the Statement of Additional Information.

                         ACCUMULATION UNIT VALUES

       (For an Accumulation Unit outstanding throughout the period)

SUB-ACCOUNT                     1997
-----------                    -------
Index Account*
  Beginning of Period          24.0914
  End of Period                29.8265
Growth I Account*
  Beginning of Period          24.5294
  End of Period                28.3282
Capital Appreciation Account*
  Beginning of Period          15.6169
  End of Period                14.0633
Asset Manager Account*
  Beginning of Period          17.7688
  End of Period                20.5827
Balanced Account*
  Beginning of Period          16.9888
  End of Period                18.5505
International Stock*
  Beginning of Period          12.1078
  End of Period                12.5035
Socially Responsible*
  Beginning of Period          14.5280
  End of Period                16.8728
Equity-Income*
  Beginning of Period          16.3887
  End of Period                19.9854
Small Cap*
  Beginning of Period          15.5226
  End of Period                17.6322
Money Market Account*
  Beginning of Period          11.3276
  End of Period                11.8940

--------

   *The Sub-Account indicated commenced operations on January 31, 1997.

         NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

                                1997
                              ---------
Index Account                   814,078
Growth I Account              1,819,150
Capital Appreciation Account    682,853
Asset Manager Account         1,420,180
Balanced Account                438,792
Socially Responsible Account     68,871
Equity-Income Account           888,790
International Stock Account     474,904
Small Cap Account               966,351
Money Market Account              2,134

   Number of Fund Shares held by each of the corresponding Sub-Accounts as of
                        December 31st of each year

                                                         1997
                                                       ---------
Dreyfus Stock Index Fund                                 942,987
Fidelity's Variable Insurance Products Fund:
 Growth Portfolio                                      1,389,081
American Century Variable Portfolios, Inc.:
 American Century VP Capital Appreciation                992,096
Fidelity's Variable Insurance Products Fund II:
 Asset Manager Portfolio                               1,623,105
American Century Variable Portfolios, Inc.
 American Century VP Balanced                            987,872
Calvert Social Balanced Portfolio                        586,911
Fidelity's Variable Insurance Products Fund:
 Equity-Income Portfolio                                 731,607
T. Rowe Price International Stock Portfolio              466,102
Dreyfus Variable Investment Fund: Small Cap Portfolio    298,206
Fidelity's Variable Insurance Products Fund:
 Money Market Portfolio                                   25,386

                              FINANCIAL STATEMENTS

  The financial statements of the Variable Investment Division and the statutory-basis financial statements and schedules of Lincoln Life may be found in the Statement of Additional Information.

                     LINCOLN LIFE, THE VARIABLE INVESTMENT
                             DIVISION AND THE FUNDS

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

  Lincoln Life is a life insurance company chartered under New York law on June 6, 1996. Lincoln Life's principal executive offices are located at 120 Madison Street, 17th Floor, Syracuse, New York 13202. Lincoln Life is licensed to sell variable contracts in New York.

  Lincoln Life is a subsidiary of The Lincoln National Life Insurance Company. The Lincoln National Life Insurance Company is a stock life insurance company incorporated under the laws of Indiana on June 12, 1905. The Lincoln National Life Insurance Company is principally engaged in offering life insurance policies and annuity policies, and ranks among the largest United States stock life insurance companies in terms of assets and life insurance in force.

  The Lincoln National Life Insurance Company is wholly owned by Lincoln National Corporation ("LNC"), a publicly held insurance holding company incorporated under Indiana law on January 5, 1968. The principal offices of The Lincoln National Life Insurance Company are located at 1300 South Clinton Street, Fort Wayne, Indiana 46801. Through subsidiaries, LNC engages primarily in the issuance of life insurance and annuities, property casualty insurance, and other financial services. Administrative services necessary for the operation of the Variable Investment Division and the Contracts are currently provided by the Lincoln National Life Insurance Company. See "Deductions and Charges--Annual Administration Charge."

                  LINCOLN FINANCIAL ADVISORS CORPORATION

  Lincoln Financial Advisors Corporation ("LFA"), a registered broker-dealer, is the principal underwriter of the Contracts. As such, LFA will be offering the Contracts and performing all duties and functions that are necessary and proper for distribution of the Contracts. LFA also may enter into sales agreements with independent broker-dealers for the sale of the Contracts. LFA may pay sales commissions to broker-dealers up to an amount equivalent to 3.5% of Contributions under a Contract. LFA's principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802. LFA, as a broker-dealer, will do business in the state of Texas under the name LNC Equity Sales Corporation.

                        THE VARIABLE INVESTMENT DIVISION

  On July 24, 1996, the Board of Directors of Lincoln Life authorized the establishment of the Variable Investment Division in accordance with New York Insurance Laws. Under New York law, funds in the Variable Investment Division are owned by Lincoln Life and Lincoln Life is not, nor can Lincoln Life be, a trustee with respect to those funds. The Variable Investment Division is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Registration with the SEC does not involve supervision of the management or investment practices or policies of either the Variable Investment Division or Lincoln Life by the SEC.

  The Variable Investment Division currently consists of nine Sub-Accounts. The Sub-Accounts invest in shares of the Funds. Therefore, the investment experience of the Sub-Accounts depends on the performance of the Funds.

  The Variable Investment Division is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business Lincoln Life may conduct. The income, gains and losses, realized or unrealized, from assets allocated to each Sub-Account of the Variable Investment Division are credited to or charged against that Sub-Account, without regard to other income, gains or losses in Lincoln Life's general account or any other separate account or Sub-Account. The Contract provides that the assets of the Variable Investment Division may not be charged with liabilities arising out of any other business of Lincoln Life. Lincoln Life may accumulate in the Variable Investment Division proceeds from charges under the Contract and other amounts in excess of the Variable Investment Division assets representing Contract reserves and liabilities. Lincoln Life is the issuer of the Contracts and the obligations set forth therein, other than those of the Contractholder or the Participant, are obligations of Lincoln Life.

                                   THE FUNDS

  The nine Sub-Accounts invest directly in nine corresponding Funds. Each of these Funds was formed as an investment vehicle for insurance company separate accounts. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

  Information about each of the Funds, including their investment objectives and investment management, is contained below. Additional information about the Funds, their investment policies, risks, fees and expenses and all other aspects of their operations, can be found in the prospectuses for the Funds, which should be read carefully before investing. THERE IS NO ASSURANCE THAT ANY FUND WILL ACHIEVE ITS STATED OBJECTIVES. Additional copies of the Funds' prospectuses, as well as their Statements of Additional Information, can be obtained directly from each of the Funds without charge by writing to the particular Funds at the addresses noted on the front of the Fund prospectus. Shares of the Funds are sold not only to the Sub-Accounts but also to variable annuity and variable life separate accounts of other insurance companies and qualified retirement plans. For a disclosure of possible conflicts involved in the Sub-Accounts investing in Funds that are so offered, see the applicable Fund prospectus.

  All dividend and capital gain distributions of the Funds are automatically reinvested in shares of the distributing Funds at their net asset value on the date of distribution.

                            DREYFUS STOCK INDEX FUND

  Dreyfus Stock Index Fund is an open-end, non-diversified management investment company known as an index fund. Its goal is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. The Fund is neither sponsored by nor affiliated with Standard & Poor's Corporation.

  The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, acts as the Fund manager and Mellon Equity Associates, an affiliate of Dreyfus located at 500 Grant Street, Pittsburgh, Pennsylvania 15258, is the Fund index manager.

       CALVERT SOCIAL BALANCED PORTFOLIO OF CALVERT VARIABLE SERIES

CALVERT SOCIAL BALANCED PORTFOLIO: The Calvert Social Balanced Portfolio seeks total return above the rate of inflation through an actively managed, non-diversified portfolio of common and preferred stocks, bonds, and money market instruments which offer income and growth opportunity and which satisfy the social concern criteria established for the Portfolio. Shares of the Portfolio are offered only to insurance companies for allocation to certain of their variable accounts.

  Calvert Asset Management Company, Inc., located at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, serves as the Portfolio's investment adviser.

            SMALL CAP PORTFOLIO OF DREYFUS VARIABLE INVESTMENT FUND

  Dreyfus Variable Investment Fund is an open-end, diversified management investment company.

THE SMALL CAP PORTFOLIO: The Portfolio seeks to maximize capital appreciation. The Small Cap Portfolio seeks out companies that The Dreyfus Corporation believes have the potential for significant growth. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in companies with market capitalization of less than $1.5 billion, at the time of purchase, both domestic and foreign which the Portfolio believes to be characterized by new or innovative products or services which should enhance prospects for growth in future earnings. The Portfolio may also invest in special situations such as corporate restructurings, mergers or acquisitions.

  The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, serves as the Portfolio's investment adviser.

FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND (VIP): VIP EQUITY-INCOME PORTFOLIO,
           VIP GROWTH PORTFOLIO, AND VIP MONEY MARKET PORTFOLIO

VIP EQUITY-INCOME PORTFOLIO: The Portfolio seeks reasonable income by investing at least 65% of its total assets in income-producing securities. The Portfolio has the flexibility, however, to invest the balance in all types of domestic and foreign securities, including bonds.

VIP GROWTH PORTFOLIO: The Portfolio seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

VIP MONEY MARKET PORTFOLIO: The Portfolio seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. For more information regarding the Portfolio, into which initial Contributions are invested pending Lincoln Life's receipt of a complete order, please see the "Initial Contributions" section.

  Fidelity Management & Research Company ("FMR") is the manager of the VIP Equity-Income Portfolio, the VIP Growth Portfolio and the VIP Money Market Portfolio and is located at 82 Devonshire Street, Boston, Massachusetts 02109.

 FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND II (VIP II): VIP II ASSET MANAGER
                                 PORTFOLIO

VIP II ASSET MANAGER PORTFOLIO: The Portfolio seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term money market instruments.

  FMR is the manager of the Portfolio and is located at 82 Devonshire Street, Boston, Massachusetts 02109. FMR or its affiliate may compensate Lincoln Life or its affiliate for administrative, distribution, or other services. That compensation would be based on assets of the Fidelity Funds attributable to the Contracts and to certain other contracts issued or administered by Lincoln Life and its affiliates.

  AMERICAN CENTURY VP CAPITAL APPRECIATION AND AMERICAN CENTURY VP BALANCED OF
                AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

AMERICAN CENTURY VP CAPITAL APPRECIATION: The Portfolio seeks capital growth by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation.

AMERICAN CENTURY VP BALANCED: The Portfolio seeks capital growth and current income. Its investment team intends to maintain approximately 60% of the portfolio's assets in common stocks that are considered by its manager to have better than average prospects for appreciation and the balance in bonds and other fixed income securities.

  American Century Variable Portfolios, Inc. is managed by American Century Investment Management, Inc. which also manages the American Century family of mutual funds. American Century Investment Management, Inc. has its principal place of business at 4500 Main Street, Kansas City, Missouri 64111.

  Lincoln Life or its affiliate may perform certain administrative or other services that would otherwise be performed by American Century Services Corporation, and American Century Investment Management, Inc. may pay Lincoln Life or its affiliate for such services. Such compensation would be based on assets of the American Century Funds attributable to the Contracts and certain other contracts issued by Lincoln Life and its affiliates.

   INTERNATIONAL STOCK PORTFOLIO OF T. ROWE PRICE INTERNATIONAL SERIES, INC.

INTERNATIONAL STOCK PORTFOLIO: The International Stock Portfolio seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

  The Series is managed by Rowe Price-Fleming International, Inc., one of America's largest international no load mutual fund managers with approximately $30 billion under management as of December 31, 1997, from its offices in Baltimore, London, Tokyo, Hong Kong, Singapore, and Buenos Aires.

                              CONTRACT PROVISIONS

                                    GENERAL

  These Contracts were designed for Employers and other entities to enable Participants and Employers to accumulate funds for retirement programs meeting the requirements of the following Sections of the Internal Revenue Code of 1986, as amended (the "Code"): 401(a), 403(b), 408, 457 and other related Sections as well as for programs offering non-qualified annuities. An Employer, Association or trustee in some circumstances, may enter into a Contract with Lincoln Life by filling out an application and returning it to Lincoln Life. Upon Lincoln Life's acceptance of the application, Contractholders or an affiliated Employer can forward Contributions on behalf of employees who then become Participants under the Contracts. For Plans that have allocated rights to the Participant, Lincoln Life will issue to each Participant a separate Active Life Certificate that describes the basic provisions of the Contract to each Participant.

                        CONTRIBUTIONS UNDER THE CONTRACT

  Generally, under the Contracts, Contributions are forwarded by the Contractholders to Lincoln Life for investment. Depending on the Plan, the Contributions may consist of salary reduction Contributions, Employer Contributions or post-tax Contributions.

  Contributions may accumulate on either a guaranteed or variable basis depending upon the Divisions available under the Contract and/or the Division in which the Contributions are deposited. Contributions to the Guaranteed Interest Division become part of Lincoln Life's General Account and are guaranteed a minimum rate of interest. See "Guaranteed Interest Division." Contributions to the Variable Investment Division increase or decrease in value daily to reflect the investment experience of the Sub-Accounts in which the Contributions are invested.

  Contributions by Participants may be in any amount unless there is a minimum amount set by the Contractholder or Plan. A Contract may require the Contractholder to contribute a minimum annual amount on behalf of all Participants. Annual Contributions under Qualified Plans may be subject to maximum limits imposed by the Code. Annual Contributions under non-qualified plans may be limited by the terms of the Contract. In the Statement of Additional Information see "Tax Law Considerations" for a discussion of these limits. Subject to any restrictions imposed by the Plan or the Code, transfers from other contracts and qualified rollover Contributions will be accepted.

  Contributions must be in United States funds. All withdrawals and distributions under this Contract will be in U.S. funds. If a bank or other financial institution does not honor the check or other payment method constituting a Contribution, Lincoln Life will treat the Contribution as invalid. All allocation and subsequent transfers resulting from the invalid Contributions shall be reversed and the party responsible for the invalid Contribution shall reimburse Lincoln Life for any losses or expenses resulting from the invalid Contribution.

                             INITIAL CONTRIBUTIONS

  The initial Contribution for a Participant will be credited to the Participant's Account no later than two (2) Business Days after it is received by Lincoln Life at its service office if it is preceded or accompanied by a completed enrollment form containing all the information necessary for processing the Participant's Contribution. If Lincoln Life does not receive a complete enrollment form, Lincoln Life will notify the Contractholder or the Participant that Lincoln Life does not have the necessary information to process the Contribution. If the necessary information is not provided to Lincoln Life within five (5) Business Days after Lincoln Life first receives the initial Contribution, Lincoln Life will return the initial Contribution less any withdrawal(s) by the Participant or by the Contractholder, unless the Participant or the Contractholder specifically consents to Lincoln Life retaining the Contribution until the enrollment form is made complete.

  Notwithstanding the above, when the Contract includes language regarding the "Pending Allocation Account", the following shall apply: Where state approval has been obtained, if Lincoln Life receives Contributions which are not accompanied by a properly completed Enrollment Form, Lincoln Life will notify the Contractholder of that fact and deposit the Contributions to the Pending Allocation Account, unless such Contributions are designated to another Account in accordance with the Plan. Within two (2) Business Days of receipt of a properly completed Enrollment Form, the Participant's Account balance in the Pending Allocation Account will be transferred in accordance with the allocation percentages elected on the Enrollment Form. All future Contributions will also be allocated in accordance with these percentages until such time as the Participant may notify Lincoln Life of a change. If a properly completed Enrollment Form is not received after three monthly notices have been sent, the Participant's Account balance in the Pending Allocation Account will be refunded to the Contractholder within 105 days of the date of the initial Contribution. The Pending Allocation Account invests in Fidelity's Variable Insurance Products Fund Money Market Portfolio and is not available as an investment option under the group annuity contract. Mortality & Expense Risk Charges and the Annual Administration Charge do not apply to this Account. These charges will be applicable upon receipt of a properly completed Enrollment Form and the Participant's contract Participation Date will be the date money was deposited in the Pending Allocation Account.

                          ALLOCATION OF CONTRIBUTIONS

  A Participant must designate in writing, subject to the Plan, the percent of their Contribution which will be allocated to each Division and to each Sub-Account available under their Contract. The Contributions allocation percentage to the Guaranteed Investment Division or any Sub-Account can be in any whole percent. A Participant whose Employer offers two or more Lincoln Life contracts for the same type of Qualified or Non-Qualified Plan may allocate Contributions to a maximum of ten Sub-Accounts and the Guaranteed Interest Division. Participants, subject to the terms of the Plan, may change the allocation of Contributions by notifying Lincoln Life in writing or by telephone in accordance with procedures published by Lincoln Life. Telephone requests for allocation changes follow the same verification of identity rules as for Transfers. (See "Telephone Transfers.") When Lincoln Life receives a notice in writing, the form must be acceptable to Lincoln Life. Upon receipt by Lincoln Life, the change will be effective for all Contributions received concurrently with the allocation change form and for all future Contributions, unless a later date is requested. Changes in the allocation of future Contributions have no effect on amounts a Participant may have already contributed. Such amounts, however, may be transferred between Divisions and Sub-Accounts pursuant to the requirements described in "Transfers between Divisions and Sub-Accounts." Allocations of Employer Contributions may be restricted by the applicable plan.

                            SUBSEQUENT CONTRIBUTIONS

  The Contractholder will forward Contributions to Lincoln Life specifying the amount being contributed on behalf of each Participant. The Contractholder must send Contributions and provide such allocation information in accordance with procedures established by Lincoln Life. The Contributions shall be allocated among the Guaranteed Interest Division and the Variable Investment Division in accordance with the Contractholder's or the Participant's written instructions as described above in "Allocation of Contributions."

                          INVESTMENT OF CONTRIBUTIONS

  Contributions are invested as of the date of receipt at Lincoln Life's service office, provided that they are received prior to 4:00 p.m. (Eastern
Time) on a Business Day and allocation information is provided in a form acceptable to Lincoln Life in accordance with procedures established by Lincoln Life. If the Contribution is not received prior to 4:00 p.m. (Eastern Time), Lincoln Life will invest the Contribution on the next Business Day. Contributions on behalf of a Participant which are allocated to the Variable Investment Division will be credited with Accumulation Units as of that date. A

Participant's interest in the Variable Investment Division during the Accumulation Period is the value of the Participant's Accumulation Units in the Variable Investment Division. The number of Accumulation Units credited to a Participant's Account in a Sub-Account is calculated by dividing the Contribution allocated to the Sub-Account by the dollar value of an Accumulation Unit next determined after receipt of the Contribution. The number of Accumulation Units purchased will not vary as a result of any subsequent fluctuations in the Accumulation Unit Value. The Accumulation Unit Value, of course, fluctuates with the investment performance of the underlying Fund and also reflects deductions and charges made against the Variable Investment Division.

                   DETERMINATION OF ACCUMULATION UNIT VALUE

  Contributions allocated to the Variable Investment Division are converted into Accumulation Units. This is done by dividing each Contribution by the value of an Accumulation Unit for the Valuation Period during which the Contribution is allocated to the Variable Investment Division. The Accumulation Unit Value for each Sub-Account was or will be established at the inception of the Sub-Account. It may increase or decrease from Valuation Period to Valuation Period. The Accumulation Unit Value for a Sub-Account for a later Valuation Period is determined as follows:

    (a) The total value of Fund shares held in the Sub-Account is calculated by multiplying the number of shares by the net asset value at end of the Valuation Period, and adding any dividend or other distribution of the Fund if an ex-dividend date occurs during the Valuation Period; minus

    (b) The liabilities of the Sub-Account at the end of the Valuation Peri-od; these liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that it determines result from the operations of the Variable Investment Division; and

    (c) The result of (b) is divided by the number of Accumulation Units out-standing at the beginning of the Valuation Period.

The daily charges imposed on a Sub-Account for any Valuation Period are equal to the mortality and expense risk charge for the number of calendar days in the Valuation Period.

  The Participant's Account balance is equal to the sum of the Participant's Account balances in both the Variable Investment Division and the Guaranteed Interest Division.

                 TRANSFERS BETWEEN DIVISIONS AND SUB-ACCOUNTS

  During the Accumulation Period and subject to the terms of the Plan, transfers may be made of all or part of a Participant's Account balance in any Division or Sub-Account to another Sub-Account or Division. Transfers will not change the allocation of future Contributions to the Divisions and Sub-Accounts. Lincoln Life does not require that any minimum amount be transferred. To effect a transfer, Lincoln Life must receive a written transfer request in a form acceptable to Lincoln Life.

  Transfers to or from the Variable Investment Division are made using the Accumulation Unit Value next computed following Lincoln Life's receipt of the written transfer request.

            TELEPHONE TRANSFERS BETWEEN DIVISIONS AND SUB-ACCOUNTS

  Lincoln Life may accept telephone transfers from Participants when this is allowed by the Contractholder. In order to prevent unauthorized or fraudulent transfers, Lincoln Life will require a Participant to provide certain identifying information before Lincoln Life will act upon their instructions. Lincoln Life may also assign the Participant a Personal Identification Number
(PIN) to serve as identification. Lincoln Life will not be liable for following telephone instructions it reasonably believes are genuine. Telephone transfer requests may be recorded and written confirmation of all transfer requests will be mailed to the Participant or Contractholder on the next Business Day. Telephone transfers will be processed on the Business Day that they are received when they are received at the Lincoln Life service office before 4:00 p.m. Eastern Time. If the Participant or Contractholder determines that a transfer has been made in error, the Participant or Contractholder must notify Lincoln Life within 30 days of the confirmation notice date. See "Contract Provisions, Transfers between Divisions and Sub-Accounts."

                                  WITHDRAWALS

  During the Accumulation period and subject to the terms of the Plan, withdrawals may be made from either or both Divisions of all or part of the Participant's Account balance in a Division or Sub-Account remaining after deductions for any applicable (1) Contingent Deferred Sales Charge ("CDSC");
(2) Annual Administration Charge (imposed on Total Withdrawals), (3) premium taxes, and (4) outstanding loan including loan security. Annuity Conversion Amounts are not considered withdrawals. See "Annuity Period, Annuities:
General."

  All withdrawal requests must indicate the amount to be withdrawn and be submitted in a form acceptable to Lincoln Life. If the request does not specify the Sub-Accounts and/or the Divisions from which the withdrawal is to be made, the withdrawal will be made pro rata based on balances in the Sub-Accounts and the Guaranteed Investment Division. Lincoln Life does not require that any minimum amount be withdrawn. Telephone withdrawal requests are not permitted.

  Withdrawals from the Variable Investment Division are made by reducing the Participant's number of Accumulation Units in the applicable Sub-Account. In determining the number of Accumulation Units to be reduced, Lincoln Life uses the Accumulation Unit Value next computed after Lincoln Life's receipt of the written withdrawal request.

  Payment of all Variable Investment Division withdrawal amounts generally will be made within seven days after receipt by Lincoln Life of the withdrawal request in a form acceptable to Lincoln Life. See "Market Emergencies."

                               TOTAL WITHDRAWALS

  A Total Withdrawal can only be made by a Participant who has no outstanding loans under the Contract. A Total Withdrawal of a Participant's Account will occur when (a) the Participant or Contractholder requests the liquidation of the Participant's entire Account balance, or (b) the amount requested plus any CDSC results in a remaining Participant's Account balance of less than or equal to the Annual Administration Charge, in which case the request is treated as if it were a request for liquidation of the Participant's entire Account balance.

  Any Active Life Certificate must be surrendered to Lincoln Life when a Total Withdrawal occurs. If a Contractholder resumes Contributions on behalf of a Participant after a Total Withdrawal, the Participant will receive a new Participation Date and Active Life Certificate.

  A Participant refund under the free-look provisions is not considered a Total Withdrawal.

                              PARTIAL WITHDRAWALS

  A Partial Withdrawal of a Participant's Account will occur when less than a Total Withdrawal is made from a Participant's Account.

                          SYSTEMATIC WITHDRAWAL OPTION

  Under certain Contracts participants who are at least age 59 1/2, are separated from service from their employer, or are disabled, and certain spousal beneficiaries and alternate payees who are former spouses, may be eligible for a Systematic Withdrawal Option ("SWO") under the Contract.

Payments are made only from the Guaranteed Interest Division. Under the SWO a Participant may elect to withdraw either a monthly amount which is an approximation of the interest earned between each payment period based upon the interest rate in effect at the beginning of each respective payment period, or a flat dollar amount withdrawn on a periodic basis. A Participant must have a vested pre-tax account balance of at least $10,000 in the Guaranteed Interest Division in order to select the SWO. A Participant may transfer amounts from the Variable Investment Division to the Guaranteed Interest Division in order to support SWO payments. These transfers, however, are subject to the transfer restrictions described in this Prospectus and/or imposed by any applicable Plan. A one-time fee of up to $30 may be charged to set up the SWO. This charge is waived for total vested pre-tax account balances of $25,000 or more. More information about SWO, including applicable fees and charges, is available in the Contracts and Active Life Certificates as well as from Lincoln Life.

                          MAXIMUM CONSERVATION OPTION

  Under certain Contracts Participants who are at least age 70 1/2 may request that Lincoln Life calculate and pay to them the minimum annual distribution required by Sections 401(a)(9), 403(b)(10), 408 or 457(d) of the Code. The Participant must complete forms as required by Lincoln Life in order to elect this option. Lincoln Life will base its calculation solely on the Participant's Account Value with Lincoln Life. Participants who select this option are responsible for determining the minimum distributions amount applicable to their non-Lincoln Life contracts.

                            WITHDRAWAL RESTRICTIONS

  Withdrawals under Section 403(b) Contracts are subject to the limitations under Section 403(b)(11) of the Code and regulations thereof and in any applicable Plan document. That section provides that salary reduction Contributions deposited and earnings credited on any salary reduction Contributions after December 31, 1988 may only be withdrawn if the Participant has (1) died; (2) become disabled; (3) attained age 59 1/2; (4) separated from service; or (5) incurred a hardship. If amounts accumulated in a Section 403(b)(7) custodial account are deposited in a Contract, such amounts will be subject to the same withdrawal restrictions as are applicable to post-1988 salary reduction Contributions under the Contracts. For more information on these provisions see "Federal Income Tax Considerations."

  Withdrawal requests for a Participant under Section 401(a) Plans, Section 457(b) Plans and Plans subject to Title I of ERISA must be authorized by the Contractholder on behalf of a Participant. All withdrawal requests will require the Contractholder's written authorization and written documentation specifying the portion of the Participant's Account balance which is available for distribution to the Participant. Withdrawal requests for Section 457(f) Plans must be requested by the Contractholder.

  For withdrawal requests (other than transfers to other investment vehicles), by Participants under Plans not subject to Title I of ERISA and non-401(a) Plans and non-457 Plans, the Participant must certify to Lincoln Life that one of the permitted distribution events listed in the Code has occurred (and provide supporting information, if requested) and that Lincoln Life may rely on such representation in granting such withdrawal request. See "Federal Income Tax Considerations." A Participant should consult their tax adviser as well as review the provisions of their Plan before requesting a withdrawal.

  In addition to the restrictions noted above, a Plan and applicable law may contain additional withdrawal or transfer restrictions.

  Withdrawals may have Federal tax consequences. In addition, early withdrawals, as defined under Section 72(q) and 72(t) of the Code, may be subject to a ten percent excise tax.

                                 DEATH BENEFITS

  The payment of death benefits will be governed by the provisions of the applicable Plan and the Code. In the event of the death of a Participant during the Accumulation Period, Lincoln Life will pay the Beneficiary, if one is living, or the Plan the greater of the following amounts:

    (1) The Net Contributions, or

    (2) The Participant's Account balance less any outstanding loan (includ-ing principal and due and accrued interest), provided that, if Lincoln Life is not notified of the Participant's death within six months of such death, the Beneficiary will receive the Death Benefit amount described in para-graph (2).

  A Beneficiary may elect to have the Death Benefit (1) paid as a lump sum, (2) converted to a Payout Annuity or (3) as a combination of a lump sum payment and a Payout Annuity.

  Lincoln Life will calculate the Death Benefit as of the end of the Valuation Period during which it receives both satisfactory notification of the Participant's death and an election of a form of Death Benefit (as described below). Payment of a lump sum election generally will be made within seven days following such calculation. Payment of an annuity option will be paid in accordance with the provisions regarding annuities. See "Annuity Period." If no election is made within sixty days following Lincoln Life's receipt of satisfactory notice of the Participant's death, the Death Benefit will be paid in the form of a lump sum payment and will be calculated as of the end of the Valuation Period during which that sixtieth day occurs (and payment generally will be made within seven days after such calculation date). See "Market Emergencies."

  Satisfactory proof of death may consist of: a copy of a certified death certificate; a copy of a certified decree of a court of competent jurisdiction as to the finding of death; a written statement by a medical doctor who attended the deceased at the time of death; or any other proof satisfactory to Lincoln Life.

  Notwithstanding the above, under qualified annuities, if the Beneficiary is someone other than the spouse of the deceased Participant, the Code provides that the Beneficiary may not elect an annuity which would commence later than December 31st of the calendar year following the calendar year of the Participant's death. If a non-spousal Beneficiary elects to receive payment in a single lump sum, the Code provides that such payment must be received no later than December 31st of the fourth calendar year following the calendar year of the Participant's death.

  If the Beneficiary is the surviving spouse of the deceased Participant, distributions generally are not required under the Code to begin earlier than December 31st of the calendar year in which the Participant would have attained age 70 1/2. If the surviving spouse dies before the date distributions commence, then, for purposes of determining the date distributions to the Beneficiary must commence, the date of death of the surviving spouse is substituted for the date of death of the Participant.

  Other rules apply to non-qualified annuities. See "Federal Income Tax Considerations."

  If there is no living named Beneficiary on file with Lincoln Life at the time of a Participant's death and unless the Plan directs otherwise, Lincoln Life will pay the Death Benefit to the Participant's estate in the form of a lump sum payment, upon receipt of satisfactory proof of the Participant's death, but only if such proof of death is received by Lincoln Life no later than the end of the fourth calendar year following the year of the Participant's death. In such case, valuation of the Death Benefit will occur as of the end of the Valuation Period during which due proof of death is received by Lincoln Life, and the lump sum Death Benefit generally will be paid within seven days of that date. See "Market Emergencies."

                             DEDUCTIONS AND CHARGES

  Lincoln Life will deduct the charges described below to cover costs and expenses, services provided and risks assumed under the Contracts. Lincoln Life incurs certain costs and expenses for the distribution and administration of the Contracts and for providing the benefits payable thereunder. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. For example, the CDSC may not fully cover all of the sales and distribution expenses actually incurred by Lincoln Life, and proceeds from other charges, including the mortality and expense risk charge, may be used in part to cover such expenses.

                CHARGES AGAINST THE VARIABLE INVESTMENT DIVISION

MORTALITY AND EXPENSE RISK CHARGES

  Certain charges will be assessed as a percentage of the value of the net assets of the Variable Investment Division to compensate Lincoln Life for risks assumed in connection with the Contracts.

  Lincoln Life deducts from the net assets of the Variable Investment Division a daily charge of 1.00% on an annual basis. Prior to January 1, 1998, a 1.20% mortality and expense risk charge was deducted from the Contracts.

  This charge is assessed both during the Accumulation Period and the Annuity Period although, during the Annuity Period, Lincoln Life will bear no mortality risk with respect to the Annuity Options that do not involve life contingencies. This amount is intended to compensate Lincoln Life for certain Mortality and Expense Risks Lincoln Life assumes in operating the Variable Investment Division and for providing services to the Participant. The total charge may not be altered.

  The Expense Risk is the risk that Lincoln Life's actual expenses in issuing and administering the Contract will be more than Lincoln Life estimated. The Mortality Risk borne by Lincoln Life arises from the chance that Lincoln Life's actuarial estimate of mortality rates during the Annuity Period, as guaranteed in the Contract, may prove erroneous and that an Annuitant may live longer than expected. This contractual guarantee assures that neither an Annuitant's own longevity nor an improvement in life expectancy generally will have any adverse effect under the Contracts. In addition, Lincoln Life bears the Mortality Risk because it guarantees to pay a Death Benefit that may be higher than the Participant's Account balance upon the death of the Participant prior to the Annuity Period.

                         CHARGES AGAINST THE CONTRACTS

  The charges that Lincoln Life assesses in connection with the Contracts are described below.

ANNUAL ADMINISTRATION CHARGE

  Lincoln Life provides many administrative functions in connection with the Contracts, including receiving and allocating Contributions in accordance with the Contracts, making annuity payments when they become due, and preparing and filing all reports required to be filed by the Variable Investment Division. In addition, Lincoln Life provides Participants with Account statements and accounting services that keep track of pre-tax monies, employee and Employer monies, vested Account balances and rollover or transferred monies.

  In consideration for these administrative services, Lincoln Life currently deducts $25 (or the balance of the Participant's Account if less) per year from each Participant's Account balance on the last Business Day of the month in which a Participation Anniversary occurs. This charge is deducted only during the Accumulation Period. This Annual Administration Charge is also withdrawn from a Participant's Account balance if and when a Participant's Account is totally withdrawn. The charge may be increased or decreased (subject to any appropriate regulatory approvals).

  The Annual Administration Charge may be reduced or waived for those Participants who are participating under another Lincoln Life contract which imposes an Annual Administration Charge or where Lincoln Life's interest costs or expenses are reduced due to the terms of the Contract, economies of scale or administrative assistance provided by the Contractholder. In addition, the Employer has the option of paying the Annual Administration charge on behalf of the Participants under a Contract.

  Under certain Contracts, the Contractholder may also choose to have the Annual Administration Charge paid only by those Participants in the Variable Investment Division. Contracts offering this provision will typically have a declared interest rate in the Guaranteed Interest Division which is lower than under contracts not offering this provision. For contracts offering this provision, the Annual Administration Charge will be deducted as described in this section.

PREMIUM TAXES

  Certain states require that a premium tax be paid on contributions to a variable annuity contract. Others assess a premium tax at the time of annuitization. Lincoln Life will deduct a charge for any applicable premium tax from the Participant's Account balance either: (1) at the time of a Total Withdrawal of a Participant's Account balance; (2) on the Annuity Commencement Date; (3) at such other date as the taxes are assessed. Various states levy a premium tax, currently ranging from 0.5% to 4.0%, on variable annuity contracts.

CONTINGENT DEFERRED SALES CHARGE

  Lincoln Life does not impose a sales charge at the time a Contribution is made to a Participant's Account under the Contract. During the Accumulation Period Lincoln Life charges a Contingent Deferred Sales Charge ("CDSC") in an amount of 6% on all Total or Partial Withdrawals of a Participant's Account balance unless Lincoln Life receives at the time of the withdrawal request reasonable proof necessary to verify that: (a) the Participant has attained age 59 1/2; (b) the Participant has died; (c) the Participant has incurred a disability as defined under the Contract; or (d) the Participant has terminated employment with the Employer and is at least age 55.

  The CDSC reimburses Lincoln Life for part or all of its expenses related to distributing the Contracts. If the revenues generated by the CDSC are not sufficient to cover Lincoln Life's actual costs of distribution, such costs will be paid from Lincoln Life's General Account assets, which may include any ultimate profit derived from the mortality and expense risk charge.

  A Contractholder may choose to add the following features: To add financial hardship as an event under the Contract which is not subject to a CDSC; or to eliminate the requirement that a Participant be at least age 55 or older and terminated from employment in order to be entitled to a withdrawal without a CDSC. Under 401(a) Contracts, the Contractholder may also choose to require participation under the Contract for a specified number of years in conjunction with the standard CDSC waiver conditions (disability, age 59 1/2 and termination from employment) and the above features, if added, in order to be entitled to a withdrawal without a CDSC. A Contractholder may also choose to add a provision to their Contract entitling Participants to withdraw, once each calendar year, up to 20% of their Account balance without the imposition of a CDSC. A Contractholder choosing any one of these features may receive a different declared interest rate under the Guaranteed Investment Division of their Contract than under Contracts not offering these features.

  The CDSC on any withdrawal may be reduced or eliminated but only to the extent that Lincoln Life anticipates that it will incur lower sales expenses or perform fewer sales services due to economies arising from (a) the size of the particular group, (b) an existing relationship with the Contractholder or Employer, (c) the utilization of mass enrollment procedures, or (d) the performance of sales functions by the Contractholder or an Employer which Lincoln Life would otherwise be required to perform.

  The CDSC is imposed on the Gross Withdrawal Amount. A Participant may request to receive a specific Net Withdrawal Amount. If the Participant requests a specific Net Withdrawal Amount, the CDSC will be imposed on a Gross Withdrawal Amount, which after deducting the CDSC, gives the Participant the Net Withdrawal Amount requested. The following example illustrates the formula:

  Participant requests a Net Withdrawal Amount of $100 in their tenth Participation Year. Lincoln Life will impose the 1% CDSC on a Gross Withdrawal Amount of $101.01 and the Participant will receive $100. This is the standard procedure for withdrawals.

  The CDSC will be deducted from the Divisions and Sub-Accounts in proportion to amounts withdrawn therefrom. Death Benefit payments and amounts converted to an annuity are not subject to a CDSC. In no event will the CDSC, when added to any CDSC previously imposed due to a Participant withdrawal, exceed 8.5% of the cumulative Contributions to a Participant's Account.

                                 MISCELLANEOUS

  The Variable Investment Division purchases shares from the Funds at net asset value. The net asset value reflects investment management fees and other expenses that have already been deducted from the assets of the Funds. The Funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in each prospectus for the Funds.

                                 ANNUITY PERIOD

                                    GENERAL

  To the extent permitted by the Plan, the Participant, or the Beneficiary of a deceased Participant, may elect to convert all or part of the Participant's Account balance or the Death Benefit to a Payout Annuity. Payout Annuities are available as either a Guaranteed or Variable Annuity or a combination of both. Annuity payments from a Guaranteed Annuity remain constant throughout the annuity period. Payout Annuities may be maintained in the Variable Investment Division, or in another separate account of Lincoln Life ("Variable Payout Division"). No charge will be imposed at the time that the Annuity Conversion Amount is applied to a Variable Payout Division in implementing any Payout Annuity option. The Contract benefits and charges for a Payout Annuity, whether maintained in the Variable Investment Division or in a Variable Payout Division, are as described in this prospectus. The selection of funds available through a Variable Payout Division may, however, differ from the selection of Funds available through the Variable Investment Division. If a Participant's Payout Annuity will be maintained in a Variable Payout Division, a prospectus for the Variable Payout Division will be provided prior to the Annuity Commencement Date. Annuity payments from a Variable Annuity fluctuate depending upon the investment experience of the applicable sub-accounts. Variable Annuity payments are based upon Annuity Unit Values. See "Annuity Payments" below and "Determination of Variable Annuity Payments" in the Statement of Additional Information for more information.

  The Annuity Commencement Date marks the date on which Lincoln Life makes the first annuity payment to an Annuitant. For Plans subject to Section 401(a)(9)(B) of the Code, a Beneficiary must select an Annuity Commencement Date that is not later than one year after the date of the Participant's death. A Participant or Contractholder may select any Annuity Commencement Date for the Annuitant which is then reflected in the Retired Life Certificate. However, since an annuity payment is considered a distribution under the Code, selection of an Annuity Commencement Date may be affected by the distribution restrictions under the Code and the minimum distribution requirements under
Section 401(a)(9) of the Code. See "Federal Income Tax Considerations." The selection of an Annuity Commencement Date, the annuity option, the amount of the Payout Annuity and whether the amount is to be paid as a Guaranteed or a Variable Annuity must be made by the Participant in writing, in a form satisfactory to Lincoln Life, and received by Lincoln Life at least 30 days in advance of the Annuity Commencement Date. After the Annuity Commencement Date an Annuitant may not change either their annuity option or the type (i.e., variable or guaranteed) of Payout Annuity for any amount applied toward the purchase of an annuity.

  The Annuity Conversion Amount is either the Participant's Account balance, or a portion thereof, or the Death Benefit plus interest, as of the Annuity Payment Calculation Date. For a Guaranteed Annuity, the Annuity Commencement Date is typically one month after the Annuity Payment Calculation Date; subsequent payments are at one month intervals from the Annuity Commencement Date. For a Variable Annuity, the Annuity Commencement Date is ten (10) Business Days after the initial Annuity Payment Calculation Date; subsequent monthly payments have Annuity Payment Calculation Dates which are ten (10) Business Days prior. The ten (10) Business Days are necessary to calculate the amount of the Payout Annuity payments and to mail the checks in advance of their monthly due dates.

  If the Participant's Account balance or the Beneficiary's Death Benefit is less than $2,000 or if the amount of the first scheduled payment is less than $20 Lincoln Life may, at its option, cancel the annuity and pay the Participant or Beneficiary the entire amount in a lump sum.

                            PAYOUT ANNUITY PAYMENTS

  The amount of each annuity payment will depend upon the Annuity Conversion Amount applied to an annuity option, the form of the annuity option selected and the age of the Participant at the Annuity Commencement Date. Unless otherwise notified, Lincoln Life will apply the Participant's Account balance in the Guaranteed Interest Division toward a Guaranteed Annuity and the Participant's Account balance in the Variable Investment Division toward a Variable Annuity.

  The payment amount for a Guaranteed Annuity is determined by dividing the Participant's Annuity Conversion Amount in the Guaranteed Interest Division as of the initial Annuity Payment Calculation Date by the applicable Annuity Conversion Factor as defined in the Contract.

  The initial payment amount for a Variable Annuity is determined by dividing the Participant's Annuity Conversion Amount(s) in the applicable Sub-Account(s) as of the initial Annuity Payment Calculation Date by the applicable Annuity Conversion Factor as defined in the Contract. The amounts of subsequent payments vary depending on the investment experience of the sub-account(s) of the Variable Investment Division or of a Variable Payout Division, as applicable, and the interest rate option selected by the Contractholder or Annuitant. The payment amounts will not be affected by Lincoln Life's mortality or expense experience and will not be reduced by an Annual Administration Charge. For additional information on the determination of subsequent payment amounts, refer to the Statement of Additional Information, "Determination of Variable Annuity Payments."

                             PAYOUT ANNUITY OPTIONS

  Lincoln Life offers a range of annuity options including, but not limited to, the following:

SINGLE LIFE ANNUITY

  Payments are made monthly during the lifetime of the Annuitant, and the annuity terminates with the last payment preceding death.

LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 10, 15 OR 20 YEARS

  Payments are made monthly during the lifetime of the Annuitant with a monthly payment guaranteed to the Beneficiary for the remainder of the selected number of years, if the Annuitant dies before the end of the period selected. Payments under this annuity option are smaller than a Single Life Annuity without a guaranteed payment period.

JOINT LIFE ANNUITIES

  Payments are made monthly during the joint lifetime of the Annuitant and a designated second person.

NON-LIFE ANNUITIES

  Annuity payments are guaranteed monthly for the selected number of years. While there is no right to make any total or partial withdrawals during the Annuity Period, an Annuitant who has selected this annuity option as a Variable Annuity or a surviving Beneficiary may request at any time during the payment period that the present value of any remaining installments be paid in one lump sum. Such lump sum payment will be treated as a Total Withdrawal during the Accumulation Period and may be subject to a CDSC. See, "Deductions and Charges" and "Federal Income Tax Considerations."

  Under Qualified Plans, any annuity selected must be payable over a period that does not extend beyond the life expectancy of the Participant and the Participant's designated Beneficiary. If the

Beneficiary is someone other than the Participant's spouse, the present value of payments to be made to the Participant must be more than 50% of the present value of the total payments to be made to the Participant and the Beneficiary.

  In the event that an Annuitant dies before the end of a designated Annuity period, the Beneficiary, if any, or the Annuitant's estate will receive any remaining payments due under the annuity option in effect.

  Note Carefully: Under the Single Life Annuity and Joint Life Annuities options it would be possible for only one annuity payment to be made if the Annuitant(s) were to die before the due date of the second annuity payment; only two annuity payments if the Annuitant(s) were to die before the due date of the third annuity payment; and so forth.

                       FEDERAL INCOME TAX CONSIDERATIONS

  The following discussion is a general discussion of federal income tax considerations relating to the Contract and is not intended as tax advice. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the Contract. Any person concerned about these tax implications should consult a competent tax adviser before initiating any transaction. This discussion is based upon Lincoln Life's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

  The Contract may be purchased on a non-tax qualified basis ("Non-Qualified Contract") or purchased and used in connection with certain retirement arrangements entitled to special income tax treatment under section 401(a), 403(b), 408(b) or 457 of the Code ("Qualified Contracts"). The ultimate effect of federal income taxes on the amounts held under a Contract, on Annuity Payments, and on the economic benefit to the Contract Owner, the Annuitant, or the Beneficiary may depend on the tax status of the individual concerned.

  In addition, certain requirements must be satisfied in purchasing a Qualified Contract with proceeds from a tax qualified retirement plan in order to continue receiving favorable tax treatment. Therefore, you should consult your legal counsel and tax adviser regarding the suitability of the Contract for your situation, the applicable requirements and the tax treatment of the rights and benefits of the Contract. This summary assumes that Qualified Contracts are purchased with proceeds from retirement plans that qualify for the intended special Federal income tax treatment.

  All dollar amounts and percentages stated below are subject to change according to Federal law. For additional Federal Income Tax Consideration, please refer to the Statement of Additional Information.

                            NON-QUALIFIED CONTRACTS

  In general, under non-qualified annuity contracts, an individual may make Contributions to the Contracts which are not tax-deductible. A participant is generally not taxed on increases in the value of a contract until a distribution occurs. This can be in the form of a lump sum payment received by requesting all or part of the cash value (i.e., withdrawals) or as Annuity Payouts. For this purpose, the assignment or pledge of, or the agreement to assign or pledge, any portion of the value of a contract will be treated as a distribution. A transfer of ownership of a contract, or designation of an annuitant (or other beneficiary) who is not also the participant, may also result in tax consequences. The taxed portion of a distribution (in the form of a lump sum payment or an annuity) is taxed as ordinary income. For Contributions made after February 28, 1986, a participant who is not a natural person (for example, a corporation) will, subject to limited exceptions, be taxed on any increase in the contract's cash value over the investment in the contract during the taxable year, even if no distribution occurs. The following discussion applies to contracts owned by or on behalf of participants who are natural persons.

  In General. Section 72 of the Code governs taxation of annuities in general. Lincoln Life believes that an Owner who is a natural person generally is not taxed on increases in the Owner's Account Value until distribution occurs by withdrawing all or part of such Account Value (e.g., withdrawals or Annuity payments under the Annuity Option elected). For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Account Value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be treated as a distribution. (The Contracts are not assignable without Lincoln Life's prior written consent. See "Assignability.") The taxable portion of a distribution (in the form of a single sum payment or an annuity) is taxable as ordinary income.

  The owner of any Contract who is not a natural person generally must include in income any increase in the excess of the Account Value over the "investment in the contract" (discussed below) during the taxable year. There are some exceptions to this rule and prospective Owners that are not natural persons may wish to discuss these with a competent tax adviser.

  Withdrawals. In the case of a withdrawal, generally amounts received are first treated as taxable income to the extent that the cash value of the contract immediately before the withdrawal exceeds the investment in the contract at that time. Any additional amount withdrawn is not taxable. The investment in the contract generally equals the portion, if any, of any contributions paid by or on behalf of a participant under a contract which is not excluded from the participant's gross income.

  Annuity Payouts. Even though the tax consequences may vary depending on the form of Annuity Payout selected under the contract, the recipient of an Annuity Payout generally is taxed on the portion of such payout that exceeds the investment in the contract. For variable Annuity Payouts the taxable portion is determined by a formula that establishes a specific dollar amount of each payout that is not taxed. The dollar amount is determined by dividing the investment in the contract by the total number of expected periodic payouts. For fixed Annuity Payouts, there generally is no tax on the portion of each payout that represents the same ratio that the investment in the contract bears to the total expected value of payouts for the term of the annuity; the remainder of each payout is taxable. For individuals whose annuity starting date is after December 31, 1986, the entire distribution will be fully taxable once the recipient is deemed to have recovered the dollar amount of the investment in the contract.

  Excise tax. There may be imposed an excise tax on distributions equal to 10% of the amount treated as taxable income. The excise tax is not imposed in certain circumstances, which generally are distributions:

    1. Received on or after the participant attains age 59 1/2;

    2. Made as a result of the participant's death or disability;

    3. Received in substantially equal installments as a life annuity (sub-ject to special recapture rules if the series of payouts is subsequently modified);

    4. Allocable to the investment in the contract before August 14, 1982;

    5. Under a qualified funding asset in a structured settlement;

    6. Under an Immediate Annuity contract as defined in the Code; and/or

    7. Under a contract purchased in connection with the termination of cer-tain retirement plans.

  Multiple contracts. All non-qualified annuity contracts entered into after October 21, 1988, and issued by the same insurance company (or its affiliates) to the same participant during any calendar year will be treated as a single contract for tax purposes.

  Diversification. Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund the shares of which are owned by separate accounts of insurance companies) underlying a non-qualified annuity contract must be "adequately diversified" in accordance with treasury regulations in order for the contract to qualify as an annuity contract under section 72 of the Code. The Variable Investment Division, through the Fund, intends to comply with the diversification requirements prescribed in the regulations.

  Required Distributions. In addition to the requirements of section 817(h), the Code (section 72(s)) provides that non-qualified annuity contracts issued after January 18, 1985, will not be treated as annuity contracts for purposes of section 72 unless the contract provides that (a) if any Participant dies on or after the annuity starting date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution in effect at the time of the Participant's death; and (B) if any Participant dies prior to the annuity starting date, the entire interest must be distributed within five years after the death of the Participant. These requirements are considered satisfied if any portion of the Participant's interest that is payable to or for the benefit of a "designated beneficiary" is distributed over that designated beneficiary's life, or a period not extending beyond the designated beneficiary's life expectancy, and if that distribution begins within one year of the Participant's death. The "designated beneficiary" must be a natural person. Contracts issued after January 18, 1985 contain provisions intended to comply with these Code requirements, although regulations interpreting these requirements have yet to be issued. Lincoln Life intends to review such provisions and modify them, if necessary, to assure that they comply with the requirements of section 72(s) when clarified by regulation or otherwise.

                              QUALIFIED CONTRACTS

  In General. The Qualified Contract is designed for use with several types of retirement plans. The tax rules applicable to participants and beneficiaries in retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; aggregate distributions in excess of a specified annual amount; and in other specified circumstances.

  Lincoln Life makes no attempt to provide more than general information about use of the Contracts with the various types of retirement plans. Owners and participants under retirement plans as well as annuitants and beneficiaries are cautioned that the rights of any person to any benefits under Qualified Contracts may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract issued in connection with such a plan. Some retirement plans are subject to distribution and other requirements that are not incorporated in the administration of the Contracts. Owners are responsible for determining that contributions, distributions and other transactions with respect to the Contracts satisfy applicable law. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the Contract.

  Section 401(a) Plans. Section 401(a) of the Code provides special tax treatment for pension, profit sharing and stock bonus Plans established by Employers for their employees. Contributions to a Section 401(a) Plan and any earnings attributable to such Contributions are currently excluded from the Participant's income. Section 401(a) Plans are subject to, among other things, limitations on: maximum Contributions, minimum coverage and participation, minimum funding, minimum vesting requirements and distribution requirements. The specific limitations are outlined in the plan document adopted by the Employer.

  A Participant who makes a withdrawal from a Section 401(a) program generally must include that amount in current income. In addition, Section 401(k)(2) of the Code requires that salary reduction Contributions made and/or earnings credited on any salary reduction Contributions may not be withdrawn from the Participant's Section 401(k) program prior to the Participant having (1) attained age 59 1/2, (2) separated from service, (3) become disabled, (4) died or (5) incurred a hardship. Hardship withdrawals may not include any income credited after December 31, 1988 that is attributable to any salary reduction Contributions. In addition, Section 402 of the Code permits tax-free rollovers from Section 401(a) programs to individual retirement annuities or certain other Section 401(a) programs under certain circumstances. Qualified distributions eligible for rollover treatment may be subject to a 20% federal tax withholding depending on whether or not the distribution is paid directly to an eligible retirement plan.

  Section 403(b) Plans. A Participant who is an employee of a hospital or other tax-exempt organization described in Section 501(c)(3) or 501(e) of the Code may exclude from current earnings amounts contributed to a Section 403(b) program. Under the terms of a Section 403(b) program, an Employer may make Contributions directly to the program on behalf of the Participant, the Participant may enter into a salary reduction agreement with the Participant's Employer authorizing the Employer to contribute a percentage of the Participant's salary to the program and/or the Participant may authorize the Employer to make after tax Contributions to the program. Currently, the Code permits employees to defer up to $10,000 of their income through salary reduction agreements. All Contributions made to the Section 403(b) program are subject to the limitations described in Code Sections 402(g) regarding elective deferral amounts, 403(b)(2) regarding the maximum exclusion allowance, and 415(a)(2) and 415(c) regarding the limitations on annual additions.

  A Participant who makes a withdrawal from their Section 403(b) program generally must include that amount in current income. In addition, Section 403(b)(11) of the Code requires that salary reduction Contributions made and/or earnings credited on any salary reduction Contributions after December 31, 1988 may not be withdrawn from the Participant's Section 403(b) program prior to the Participant having (1) attained age 59 1/2, (2) separated from service, (3) become disabled, (4) died or (5) incurred a hardship. Hardship withdrawals may not include any income credited after December 31, 1988 that is attributable to any salary reduction Contributions. The Internal Revenue Service has ruled (Revenue Ruling 90-24) that amounts may be transferred between Section 403(b) investment vehicles as long as the transferred funds retain withdrawal restrictions at least as restrictive as that of the transferring investment vehicle. Such transferred amounts are considered withdrawals under the Contract and will be subject to a CDSC, if applicable. See "Deductions and Charges-- Contingent Deferred Sales Charges." In addition, Section 403(b)(8) of the Code permits tax-free rollovers from Section 403(b) programs to individual retirement annuities or other Section 403(b) programs under certain circumstances. Qualified distributions eligible for rollover treatment may be subject to a 20% federal tax withholding depending on whether or not the distribution is paid directly to an eligible retirement plan.

  Section 408 Plans (IRAs). Under current law, individuals may contribute and deduct the lesser of $2,000 or 100% of their compensation to an IRA. The $2,000 is increased to $4,000 when the IRA covers the taxpayer and a non-working spouse. The deduction for Contributions is phased out for individuals who are considered active participants under qualified Plans and whose Adjusted Gross Income attains a certain level. In 1998, for a single person the $2,000 deduction is available when the taxpayer's Adjusted Gross Income is $30,000 or less. For each $50 that the taxpayer's Adjusted Gross Income rises above $30,000, the taxpayer's deductible IRA is reduced by $10. When the single taxpayer's Adjusted Gross Income is $40,000 or greater, a tax deduction for an IRA is no longer available. In 1998, for a married couple filing jointly, the threshold level is $50,000 rather than $30,000. For a married person filing separately, the threshold is $0.

  In addition, certain amounts distributed from Section 401(a) and 403(b) Plans may be rolled over to an IRA on a tax-free basis if done in a timely manner (within 60 days of the Participant's receipt of the distribution). The limitations on contributions discussed above do not apply to amounts rolled over to an IRA.

  All Participants in an IRA receive an IRA Disclosure. This document explains the tax rules that apply to IRAs in greater detail.

  Eligible Section 457 Plans. Eligible Section 457 Plans may be established by state and local governments as well as private tax-exempt organizations (other than churches). Participants may contribute on a before tax basis to a deferred compensation Plan of their employer in accordance with the employer's Plan and
Section 457 of the Code. Section 457 places limitations on the amount of Contributions to these Plans. Generally, the limitation is one-third of includable compensation or $7,500, as indexed, whichever is less. In the Participant's final three years of employment before normal retirement age, the $7,500 limit is increased to $15,000.

  Participants in an Eligible 457 Plan may not receive a withdrawal or other distribution from their Plan except in the event of separation of service from the employer, attainment of age 70 1/2, or when faced with an unforeseen emergency. The Contractholder's Plan may further restrict the Participant's rights to a withdrawal. In general, all amounts received under a Section 457 Plan are taxable.

  An employee electing to participate in an Eligible Section 457 Plan should understand that their rights and benefits are governed strictly by the terms of the Plan. Plans of state or local governments established on August 20,1996, or later, must hold all assets and income in trust (or custodial accounts or an annuity contract) for the exclusive benefit of participants and their beneficiaries. State or local government plans that were in existence before August 20, 1996 are allowed until January 1, 1999 to meet this requirement. Non-governmental plans are not subject to this requirement and employees of these plans are general creditors of the Employer. Participants under Eligible
Section 457 Plans should look to the terms of their Plan for any changes in regard to participation other than those disclosed in this Prospectus.

  Section 457(f) Plans. Section 457(f) Plans may be established by state and local governments as well as private tax-exempt organizations. Employers and Participants may contribute on a before-tax basis to a deferred compensation Plan of their Employer in accordance with the Employer's Plan. Section 457(f) does not place limitations on the amount of Contributions to these Plans; however, the Internal Revenue Service may review these plans to determine if the deferral amount is acceptable to the IRS based on the nature of the 457(f) Plan.

  Participants in 457(f) Plans may not receive a withdrawal or other distribution from their 457(f) Plans until a distributable event occurs. The Plan will define such events.

  An employee electing to participate in a Section 457(f) Plan should understand that their rights and benefits are governed strictly by the terms of the Plan, that they are in fact a general creditor of the Employer under the terms of the Plan, that the Employer is legal owner of any contract issued with respect to the Plan and that the Employer retains all rights under the contract issued with respect to the Plan. Participants under Section 457(f) Plans should look to the terms of their Plan for any charges in regard to participating other than those disclosed in this Prospectus.

  Taxation of Qualified Annuities: General. In Qualified Plans such as 401(a), 403(b) and 408 and Eligible 457 Plans, the Participant is not taxed on the value in their Accounts until they receive payments from the Account. In some situations, default or forgiveness of a loan, assignment or other transactions will result in taxable income. Distributions from all these Plans are taxed under the rules of Sections 72 and 402 of the Code.

  Penalty Tax For Premature Distributions. Section 72(t) imposes a 10% excise tax on certain premature distributions for non-qualified and Section 401(a), 403(b) and 408 Plans. The penalty tax will not apply to distributions made on account of the Participant having (i) attained age 59 1/2; (ii) become disabled; or (iii) died. The penalty tax will also not apply under 401(a) and 403(b) retirement plans where a Participant separates from service after age
55. In addition, the penalty does not apply if the distribution is received as a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or life expectancies) of the Participant and a designated Beneficiary. Certain other exceptions may also apply. The 10% excise tax is an additional tax; it does not apply to any money that the Participant receives as a return of their cost basis. The 10% excise tax does not apply to Section 457 Plans.

  Minimum Distributions. Participants in Plans subject to Code Sections 401(a), 403(b), 408 and Eligible 457 Plans are subject to Minimum Distribution Rules. For a Participant who attains age 70 1/2 after December 31, 1987, distributions generally must begin by April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2. For a Participant who attains age 70 1/2 before January 1, 1988, distributions must begin on the April 1 of the calendar year following the later of (1) the calendar year in which the Participant attains age 70 1/2 or (2) the calendar year in which the Participant retires. Additional requirements may apply with respect to certain Plans.

  Participants in Eligible 457 Plans are taxed when Plan benefits are distributed or made available to them. Participants in 457(f) Plans are taxed when services related to contributions are performed or when distributions are not subject to a substantial risk of forfeiture. Distributions under Eligible 457 or 457(f) Plans are taxed as ordinary income.

  The following discussion generally applies to a Contract owned by a natural person.

  Withdrawals. In the case of a withdrawal under a Qualified Contract, including withdrawals under the Systematic Withdrawal Option, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total accrued benefit under the retirement plan. The "investment in the contract" generally equals the amount of any non-deductible Contributions paid by or on behalf of any individual. For a Contract issued in connection with qualified plans, the "investment in the contract" can be zero. Special tax rules may be available for certain distributions from a Qualified Contract.

  With respect to Non-Qualified Contracts, partial withdrawals are generally treated as taxable income to the extent that the Account Value immediately before the withdrawal exceeds the "investment in the contract" at that time.

  Full surrenders of a Non-Qualified Contract are treated as taxable income to the extent that the amount received exceeds the "investment in the contract".

  Annuity Payments. Although the tax consequences may vary depending on the Annuity payment elected under the Contract, in general, only the portion of the Annuity payment that represents the amount by which the Account Value exceeds the "investment in the contract" will be taxed; after the "investment in the contract" is recovered, the full amount of any additional Annuity payments is taxable. For Variable Annuity payments, the taxable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the "investment in the contract" by the total number of expected periodic payments. However, the entire distribution will be taxable once the recipient has recovered the dollar amount of his or her "investment in the contract". For Fixed Annuity payments, in general there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Annuity payments for the term of the payments; however, the remainder of each Annuity payment is taxable. Once the "investment in the contract" has been fully recovered, the full amount of any additional Annuity payments is taxable. If Annuity payments cease as a result of an Annuitant's death before full recovery of the "investment in the contract," consult a competent tax advisor regarding deductibility of the unrecovered amount.

  Restrictions under Qualified Contracts. Other restrictions with respect to the election, commencement, or distribution of benefits may apply under Qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.

                                INVESTOR CONTROL

  The Treasury Department has indicated that guidelines may be issued under which a variable annuity contract will not be treated as an annuity contract for tax purposes if the contract owner has excessive control over the investments underlying the contract. The issuance of those guidelines may require us to impose limitations on your right to control the investment. We do not know whether any such guidelines would have a retroactive effect.

                                 VOTING RIGHTS

  Lincoln Life is the legal owner of the shares of the Funds held by the Variable Investment Division. As such, Lincoln Life is entitled to vote those Fund shares with respect to issues such as the election of a Fund's directors, ratification of a Fund's choice of independent auditors and other matters required by the 1940 Act to be voted on by shareholders.

  In those years in which the Funds hold a shareholder meeting, Lincoln Life will solicit from Contractholders voting instructions with respect to Fund shares held by the Variable Investment Division. Each Contractholder will receive a number of votes in proportion to the Contractholder's investment in the corresponding Sub-Account as of the record date established by the Fund.

  During the Accumulation Period, a Participant has the right to instruct Contractholders as to the votes attributable to their Participant Account balance in the Sub-Accounts. Annuitants have similar rights with respect to the annuity amount attributable to the Sub-Accounts.

  Lincoln Life will furnish Contractholders with sufficient Fund proxy material and voting instruction forms for all Participants who have voting rights under the Contract. Lincoln Life will vote those Fund shares attributable to the Contract for which Lincoln Life receives no voting instructions in the same proportion as Lincoln Life will vote shares for which Lincoln Life has received instructions. Lincoln Life will vote shares attributable to amounts Lincoln Life may have in the Variable Investment Division in the same proportion as votes that Lincoln Life receives from Contractholders. If the federal securities laws or regulations or any interpretation of them changes so that Lincoln Life is permitted to vote shares of the Fund in Lincoln Life's own right or to restrict Participant voting, Lincoln Life may do so.

  Fund shares may be held by separate accounts of insurance companies unaffiliated with Lincoln Life. Fund shares held by those separate accounts will be voted, in most cases, according to the instruction of owners of insurance policies and contracts issued by those other unaffiliated insurance companies. This will dilute the effect of the voting instructions of the Contractholders in the Variable Investment Division. Lincoln Life does not foresee any disadvantage to this. Pursuant to conditions imposed in connection with regulatory relief, the Fund's Board of Directors has an obligation to monitor events to identify conflicts that may arise and to determine what action, if any, should be taken. For further information, see the prospectuses for the Funds.

                           OTHER CONTRACT PROVISIONS

                        RIGHTS RESERVED BY LINCOLN LIFE

  Lincoln Life reserves the right, subject to compliance with applicable law, including approval by the Contractholder or the Participants if required by law, (1) to create additional Sub-Accounts in the Variable Investment Division,
(2) to combine or eliminate Sub-Accounts in the Variable Investment Division,
(3) to transfer assets from one Sub-Account in the Variable Investment Division to another, (4) to transfer assets to the General Account and other separate accounts, (5) to cause the deregistration of the Variable Investment Division under the Investment Company Act of 1940, (6) to operate the Variable Investment Division under a committee and to discharge such committee at any time, and (7) to eliminate any voting rights which the Contractholder or the Participants may have with respect to the Variable Investment Division, (8) to amend the Contract to meet state law requirements or to meet the requirements of the Investment Company Act of 1940 or other federal securities laws and regulations, (9) to operate the Variable Investment Division in any form permitted by law, (10) to substitute shares of another fund for the shares held by a Sub-Account, and (11) to make any change required by the Internal Revenue Code, ERISA or the Securities Act of 1933. Participants will be notified if any changes are made that result in a material change in the underlying investments of the Variable Investment Division.

                                 ASSIGNABILITY

  The Contracts are not assignable without Lincoln Life's prior written consent. In addition, a Participant, a Beneficiary or an Annuitant may not, unless permitted by law, assign or encumber any payment due under the Contract.

                               MARKET EMERGENCIES

  While Lincoln Life generally may not suspend the right of redemption or delay payment from the Variable Investment Division for more than seven days, the following events may delay payment for more than seven days: (1) any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings); (2) any period when trading in the markets normally utilized is restricted, or an emergency exists as determined by the Securities and Exchange Commission, so that disposal of investments or determination of the Accumulation Unit Value or Variable Annuity payment value is not reasonably practicable; or (3) for such other periods as the Securities and Exchange Commission by order may permit for the protection of the Participants.

                             CONTRACT DEACTIVATION

  Under certain Contracts, Lincoln Life may deactivate a Contract by prohibiting new contributions and/or new Participants after the date of deactivation. Lincoln Life will give the Contractholder and the Participants at least 90 days notice of the date of deactivation.

                                FREE-LOOK PERIOD

  Participants under Sections 403(b), 408 and certain Non-Qualified Plans will receive an Active Life Certificate upon Lincoln Life's receipt of a duly completed participation enrollment form. If the Participant chooses not to participate under the Contract, the Participant may exercise the free-look right by sending a written notice to Lincoln Life that the Participant does not wish to participate under the Contract, within 10 days after the date the Active Life Certificate is received by the Participant. For purposes of determining the date on which the Participant has sent written notice, the postmark date will be used.

  If a Participant exercises the free-look right in accordance with the foregoing procedure, Lincoln Life will refund in full the Participant's aggregate Contributions less aggregate withdrawals made on behalf of the Participant or, if greater, with respect to Contributions to the Variable Investment Division, the Participant's Account balance in the Variable Investment Division on the date the Participant's written notice is received by Lincoln Life.

                              OTHER CONTRACTS

  Lincoln Life and the Variable Investment Division offer other group variable annuity contracts which invest in the same Funds. These contracts may impose different charges that could affect Sub-Account performance, and may offer different benefits.

                          GUARANTEED INTEREST DIVISION

                                    GENERAL

  Contributions to the Guaranteed Interest Division become part of Lincoln Life's General Account. The General Account is subject to regulation and supervision by the New York Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the Contracts are distributed.

  In reliance on certain exemptions, exclusions and rules, Lincoln Life has not registered the interests in the General Account as a security under the Securities Act of 1933 and has not registered the General Account as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein are subject to regulation under the 1933 Act or the 1940 Act. Lincoln Life has been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to the General Account and the Guaranteed Interest Division. These disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the Contract involving the Variable Investment Division and contains only selected information regarding the Guaranteed Interest Division. Complete details regarding the Guaranteed Interest Division are in the Contract.

  Amounts contributed to the Guaranteed Interest Division are guaranteed a minimum interest rate according to contract minimums of at least 3.0%. A Participant who makes a Contribution to the Guaranteed Interest Division is credited with interest beginning on the next calendar day following the date of receipt if all Participant data is complete.

  ANY INTEREST IN EXCESS OF 3.0% WILL BE DECLARED IN LINCOLN LIFE'S SOLE DISCRETION. THE PARTICIPANTS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3.0% WILL BE DECLARED.

       PARTICIPANT'S ACCOUNT BALANCE IN THE GUARANTEED INTEREST DIVISION

  The Participant's Account balance in the Guaranteed Interest Division on any Valuation Date will reflect the amount and frequency of any Contributions allocated to the Guaranteed Interest Division, plus any transfers from the Variable Investment Division and interest credited to the Guaranteed Interest Division, less any withdrawals, CDSC, Annual Administration Charges and loan-related charges allocated to the Guaranteed Interest Division and any transfers to the Variable Investment Division.

                    TRANSFERS, TOTAL AND PARTIAL WITHDRAWALS

  Amounts in the Guaranteed Interest Division are generally subject to the same rights and limitations and will be subject to the same charges as are amounts allocated to the Variable Investment Division with respect to Total or Partial Withdrawals. See "Deferral Periods."

                                     LOANS

  During a Participant's Accumulation Period, a Participant, whose Plan permits loans, may apply for a loan under the Contract by completing a loan application available from Lincoln Life. Loans are secured by the Participant's Account balance in the Guaranteed Interest Division. The amounts and terms of a Participant loan may be subject to the restrictions imposed under Section 72(p) of the Code, Title I of ERISA, and any applicable Plans. With respect to Plans subject to Title I of ERISA, the initial amount of a Participant loan may not exceed the lesser of 50% of the Participant's vested Account balance in the Guaranteed Interest Division or $50,000 and must be at least $1,000. A Participant in a Plan that is not subject to ERISA may borrow up to $10,000 of their vested Account balance without regard to the 50% limitation stated above. A Participant may have only one loan outstanding at any time and may not establish more than one loan in any six month period. More information about loans, including interest rates and applicable fees and charges, is available in the Contracts, Active Life Certificates, and the Annuity Loan Agreement as well as from Lincoln Life.

                                DEFERRAL PERIODS

  If a payment is to be made from the Guaranteed Interest Division, Lincoln Life may defer the payment for the period permitted by the law of the jurisdiction in which the Contract is distributed, but in no event, for more than 6 months after a written election is received by Lincoln Life. During the period of deferral, interest at the then current interest rate will continue to be credited to a Participant's Account in the Guaranteed Interest Division.

                             OTHER INFORMATION

                             LEGAL PROCEEDINGS

  Lincoln Life is involved in various pending or threatened proceedings arising from the conduct of its business. Most of these proceedings are routine and in the ordinary course of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, under these suits will not have a material adverse impact on the financial position of Lincoln Life.

                          PREPARING FOR YEAR 2000

  Lincoln Life, as part of its year 2000 updating process and in conjunction with its parent company (Lincoln National Life Insurance Company), is responsible for the updating of the Variable Investment Division related computer systems. Many existing computer programs use only two digits to identify a year in the date field. These programs were designed and developed without considering the impact of the upcoming change in the century. If not corrected, many computer applications could fail or create erroneous results by or at the year 2000. The year 2000 issue affects virtually all companies and organizations.

  An affiliate of Lincoln Life, Delaware Service Company (Delaware), provides substantially all of the necessary accounting and valuation services for the Variable Investment Division. Delaware, for its part, is responsible for updating all of its computer systems, including those which service the Variable Investment Division, to accommodate the year 2000. Lincoln National Life Insurance Company and Delaware have begun formal discussions with each other to assess the requirements for their respective systems to interface properly in order to facilitate the accurate and orderly operation of the Variable Investment Division beginning in the year 2000.

  The year 2000 issue is pervasive and complex and affects virtually every aspect of the businesses of Lincoln Life, Lincoln National Life Insurance Company, and Delaware (the Companies). The computer systems of the Companies and their interfaces with the computer systems of vendors, suppliers, customers and other business partners are particularly vulnerable. The inability to properly recognize date-sensitive electronic information and to transfer data between systems could cause errors or even complete failure of systems, which would result in a temporary inability to process transactions correctly and engage in normal business activities for the Variable Investment Division. The Companies respectively are redirecting significant portions of their internal information technology efforts and are contracting, as needed, with outside consultants to help update their systems to accommodate the year 2000. Also, in addition to the discussions with each other noted above, the Companies have respectively initiated formal discussions with other critical parties that interface with their systems to gain an understanding of the progress by those parties in addressing year 2000 issues. While the Companies are making substantial efforts to address their own systems and the systems with which they interface, it is not possible to provide assurance that operational problems will not occur.

  The Companies presently believe that, assuming the modification of existing computer systems, updates by vendors and conversion to new software and hardware, the year 2000 issue will not pose significant operations problems for their respective computer systems. In addition, the Companies are incorporating potential issues surrounding year 2000 into their contingency planning process, in the event that, despite these substantial efforts, there are unresolved year 2000 problems. If the remediation efforts noted above are not completed timely or properly, the year 2000 issue could have a material adverse impact on the operation of the businesses of Lincoln Life or Delaware, or both.

  The cost of addressing year 2000 issues and the timeliness of completion will be closely monitored by management of the Companies. Nevertheless, there can be no guarantee by Lincoln Life, Lincoln National Life Insurance Company, or Delaware that estimated costs will be achieved, and actual results could differ significantly from those anticipated. Specific factors that might cause such differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer problems, and other uncertainties.

           TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

DEFINITIONS................................................................   2
DETERMINATION OF VARIABLE ANNUITY PAYMENTS.................................   2
PERFORMANCE CALCULATIONS...................................................   3
TAX LAW CONSIDERATIONS.....................................................   9
DISTRIBUTION OF CONTRACTS..................................................  11
INDEPENDENT AUDITORS.......................................................  11
FINANCIAL STATEMENTS.......................................................  11
 Audited Financial Statements of Variable Investment Division
 Audited Statutory-Basis Financial Statements and Schedules of Lincoln Life

                              VARIABLE ANNUITY II

                      STATEMENT OF ADDITIONAL INFORMATION

                               MAY 1, 1998

                            GROUP ANNUITY CONTRACTS
                      FUNDED THROUGH THE SUB-ACCOUNTS OF
                            LINCOLN LIFE & ANNUITY
                          VARIABLE ANNUITY ACCOUNT L
                                      OF
                  LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                               TABLE OF CONTENTS

                          PAGE
                          ----
Definitions.............    2
Determination of
 Variable Annuity
 Payments...............    2
Performance
 Calculations...........    3
Tax Law Considerations..    9
Distribution of
 Contracts..............   11
Independent Auditors....   11
Financial Statements....   11
 Audited Financial
  Statements of Variable
  Investment Division
 Audited Statutory-Basis
  Financial Statements
  and Schedules of
  Lincoln Life

This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the prospectus for the Group Annuity Contracts (the "Contracts"), dated May 1, 1998.

A copy of the prospectus to which this SAI relates is available at no charge by writing to Lincoln Life & Annuity Company of New York, TDA Client Services, P.O. Box 1337, Syracuse, New York 13201-1337, calling 1-800-893-7168, or e-
mailing llanycustserv@lnc.com.

NY90022

                                  DEFINITIONS

ANNUITY CONVERSION FACTOR: The factor applied to the Annuity Conversion Amount in determining the dollar amount of an annuitant's annuity payments for Guaranteed Annuities or the initial payment for Variable Annuities.

ANNUITY PAYMENT CALCULATION DATE: For Guaranteed Annuities, this is the first day of a calendar month. For Variable Annuities, this is the Valuation Date ten (10) Business Days prior to the first day of a calendar month.

ANNUITY UNIT: An accounting unit of measure that is used in calculating the amounts of annuity payments to be made from a Sub-Account during the Annuity Period.

ANNUITY UNIT VALUE: The dollar value of an Annuity Unit in a Sub-Account on any Valuation Date.

CODE: The Internal Revenue Code of 1986, as amended.


                  DETERMINATION OF VARIABLE ANNUITY PAYMENTS

As stated in the prospectus, the amount of each Variable Annuity payment will vary depending on investment experience. The initial payment amount of the Annuitant's Variable Annuity for each Sub-Account is determined by dividing his Annuity Conversion Amount in each Sub-Account as of the initial Annuity Payment Calculation Date ("APCD") by the Applicable Annuity Conversion Factor as defined as follows:

The Annuity Conversion Factors which are used to determine the initial payments are based on the 1983 Individual Annuity Mortality Table, set back four (4) years, and an interest rate in an integral percentage ranging from zero to six percent (0 to 6.00%) as selected by the Annuitant.

The amount of the Annuitant's subsequent Variable Annuity payment for each Sub-Account is determined by:

(a) Dividing the Annuitant's initial Variable Annuity payment amount by the Annuity Unit Value for that Sub-Account selected for his interest rate option as described above as of his initial APCD; and

(b) Multiplying the resultant number of annuity units by the Annuity Unit Values for the Sub-Account selected for his interest rate option for his respective subsequent APCDs.

Each subsequent Annuity Unit Value for a Sub-Account for an interest rate option is determined by:

    Dividing the Accumulation Unit Value for the Sub-Account as of subsequent APCD by the Accumulation Unit Value for the Sub-Account as of the immediately preceding APCD;

    Dividing the resultant factor by one (1.00) plus the interest rate option to the n/365 power where n is the number of days from the immediately preceding APCD to the subsequent APCD; and

    Multiplying this factor times the Annuity Unit Value as of the immediately preceding APCD.

               ILLUSTRATION OF CALCULATION OF ANNUITY UNIT VALUE

1.Annuity Unit Value as of immediately preceding Annuity Payment Calculation
    Date.............................................................. $11.0000
2.Accumulation Unit Value as of Annuity Payment Calculation Date...... $20.0000
3.Accumulation Unit Value as of immediately preceding Annuity Payment
    Calculation Date.................................................. $19.0000
4.Interest Rate.......................................................... 6.00%
5.Interest Rate Factor (30 days)........................................ 1.0048
6.Annuity Unit Value as of Annuity Payment Calculation Date =
    1 times 2 divided by 3 divided by 5............................... $11.5236

                       ILLUSTRATION OF ANNUITY PAYMENTS

1.Annuity Conversion Amount as of Participant's initial Annuity Payment
    Calculation Date............................................... $100,000.00
2.Assumed Annuity Conversion Factor per $1 of Monthly Income for an individual age 65
    selecting a Single Life Annuity with Assumed Interest Rate of 6%... $138.63
3.Participant's initial Annuity Payment = 1 divided by 2............... $721.34
4.Assumed Annuity Unit Value as of Participant's initial Annuity Payment
    Calculation Date.................................................. $11.5236
5.Number of Annuity Units = 3 divided by 4............................. 62.5968
6.Assumed Annuity Unit Value as of Participant's second Annuity Payment
    Calculation Date.................................................. $11.9000
7.Participant's second Annuity Payment = 5 times 6..................... $744.90

                           PERFORMANCE CALCULATIONS

STANDARD TOTAL RETURN CALCULATION

The Variable Investment Division may advertise average annual total return information calculated according to a formula prescribed by the Securities and Exchange Commission ("SEC"). Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical Contribution allocated to a Sub-Account from the beginning to the end of each specified period of time. The SEC standardized version of this performance information is based on an assumed Contribution of $1,000 allocated to a Sub-Account at the beginning of each period and surrender or withdrawal of the value of that amount at the end of each specified period, giving effect to any CDSC and all other charges and fees applicable under the Contract. The effect of the Annual Administration Charge for a period is determined by dividing the total amount of such charges collected in the previous year by the total average net assets of the accounts for the previous year, as of the previous month ended; accounts include accounts available under Variable Annuity II of Lincoln Life and under corresponding accounts of First UNUM Life Insurance Company, pending assumption reinsurance by Lincoln Life of Variable Annuity II contracts issued through such corresponding accounts. This method of calculating performance further assumes that (i) a $1,000 Contribution was allocated to a Sub-Account and (ii) no transfers or additional payments were made. Premium taxes are not included in the term "charges" for purposes of this calculation. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical Contribution that would compare the Accumulation Unit value on the first day of the specified period to the ending redeemable value at the end of the period according to the following formula:

  T = (ERV/C) 1/n--1

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical Contribution of $1,000 made at the beginning of the applicable period, where C equals a hypothetical Contribution of $1,000, and where n equals the number of years.

For Sub-Account average annual total return information calculated according to the formula prescribed by the SEC, see "Sub-Account Performance."

NON-STANDARDIZED CALCULATION OF TOTAL RETURN PERFORMANCE

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method. Such non-standard performance information may be based on the historical performance of a Fund and adjusted to reflect some or all of the fees and charges imposed under a Contract.

The Variable Investment Division may also present total return information computed on the same basis as the standardized method except that charges deducted from the hypothetical Contribution will not include any CDSC. Consistent with the long-term investment and retirement objectives of the Contract, this total return presentation assumes either (i) investment in the Contract continues beyond the Accumulation Period and/or (ii) one or more of the conditions for Total or Partial Withdrawal without incurring a CDSC are met. The Variable Investment Division may also present total return information computed on the same basis as the standardized method except that charges deducted from the hypothetical Contribution will not include either the CDSC or the Annual Administration Charge. The total return percentage under both of these non-standardized methods will be higher than that resulting from the standardized method.

The Sub-Accounts also may present total return information calculated by subtracting a Sub-Account's Accumulation Unit Value at the beginning of a period from the Accumulation Unit Value of that Sub-Account at the end of the period and dividing that difference (in that Sub-Account's Accumulation Unit Value) by the Accumulation Unit Value of that Sub-Account at the beginning of the period. This computation results in a total growth rate for the specified period which we annualize in order to obtain the average annual percentage change in the Accumulation Unit Value for the period used. This method of calculating performance does not take into account CDSC, the Annual Administration Charge or premium taxes, and assumes no transfers. Such percentages would be lower if these charges were included in the calculation.

In addition, the Variable Investment Division may present actual aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Variable Investment Division for the specified period.

For information regarding the historical performance of the Funds adjusted for the fees and charges imposed under a Contract, see "Historical Fund Performance Adjusted for Variable Investment Division and Contract Fees and Charges."

PERFORMANCE INFORMATION

The tables below provide performance information for each Sub-Account for specified periods ending December 31, 1997. THIS INFORMATION DOES NOT INDICATE OR REPRESENT FUTURE PERFORMANCE.

TOTAL RETURN

Total returns quoted in sales literature or advertisements reflect all aspects of a Sub-Account's return. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Sub-Account over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline had been constant over the period. Contractholders and participants should recognize that average annual returns represent averaged returns rather than actual year-to-year performance.

SUB-ACCOUNT PERFORMANCE

The tables below assume a hypothetical investment of $1,000 at the beginning of the period in the Sub-Account investing in the applicable Fund and withdrawal of the investment on 12/31/97. The rates thus reflect the mortality and expense risk charge, the withdrawal charge and a pro rata portion of the Annual Administration Charge. The first table shows Sub-Account average annual total return information calculated according to the formula prescribed by the SEC. The second table shows Sub-Account cumulative total return information. THIS INFORMATION DOES NOT INDICATE OR REPRESENT FUTURE PERFORMANCE.

SUB-ACCOUNT STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

                                                                       LIFE OF
                                                             SUB-      SUB-
                                                             ACCOUNT   ACCOUNT
                                                             INCEPTION ENDING
                                                             DATE      12/31/97
                                                             --------- --------
Asset Manager (Fidelity VIP II: Asset Manager)                1/31/97     9.14%
Socially Responsible (Calvert Social Balanced Portfolio)      1/31/97     9.06
Balanced (American Century VP Balanced)                       1/31/97     2.51
Equity-Income (VIP Equity-Income)                             1/31/97    14.98
Index Account (Dreyfus Stock Index)                           1/31/97    17.38
Growth I (Fidelity VIP Growth)                                1/31/97     8.32
Capital Appreciation (American Century VP Capital Apprecia-
 tion)                                                        1/31/97   -17.30
International Stock (T. Rowe Price International Stock
 Portfolio)                                                   1/31/97    -3.37
Small Cap (Dreyfus Small Cap)                                 1/31/97     6.57

SUB-ACCOUNT CUMULATIVE TOTAL RETURN (NONSTANDARD)

                                                                       LIFE OF
                                           SUB-                        SUB-
                                           ACCOUNT            YEAR TO  ACCOUNT
                                           INCEPTION QUARTER  DATE     ENDING
                                           DATE      12/31/97 12/31/97 12/31/97
                                           --------- -------- -------- --------
Asset Manager (Fidelity VIP II: Asset
 Manager)                                   1/31/97    -4.30%    8.33%    8.33%
Socially Responsible (Calvert Social Bal-
 anced Portfolio)                           1/31/97    -5.65     8.26     8.26
Balanced (American Century VP Balanced)     1/31/97    -6.77     2.29     2.29
Equity-Income (VIP Equity-Income)           1/31/97    -4.43    13.63    13.63
Index Account (Dreyfus Stock Index)         1/31/97    -3.71    15.77    15.77
Growth I (Fidelity VIP Growth)              1/31/97    -7.07     7.58     7.58
Capital Appreciation (American Century VP
 Capital Appreciation)                      1/31/97   -18.45   -15.96   -15.96
International Stock (T. Rowe Price Inter-
 national Stock Portfolio)                  1/31/97   -12.99    -3.09    -3.09
Small Cap (Dreyfus Small Cap)               1/31/97   -11.47     6.00     6.00

HISTORICAL FUND PERFORMANCE ADJUSTED FOR VARIABLE INVESTMENT DIVISION AND CONTRACT FEES AND CHARGES

Performance information for the periods prior to the date the Sub-Accounts commenced operations will be calculated based on the performance of the Funds and the assumption that the Sub-Accounts were in existence for the same periods as those indicated for the Funds, with the Contract charges that were in effect during the time periods shown. This performance information is referred to as "adjusted" performance information. THIS INFORMATION DOES NOT INDICATE OR REPRESENT FUTURE PERFORMANCE.

Table 1A below assumes a hypothetical investment of $1,000 at the beginning of the period in the Sub-Account investing in the applicable fund and withdrawal of the investment on 12/31/97. The rates thus reflect the mortality and expense risk charge, the withdrawal charge and a pro rata portion of the Annual Administration Charge. Table 1B shows the cumulative total return on the same basis.

TABLE 1A -- SUB-ACCOUNT ADJUSTED AVERAGE ANNUAL TOTAL RETURN

                                                                        LIFE
                          FUND      1 YEAR   3 YEARS  5 YEARS  10 YEARS OF FUND
                          INCEPTION ENDING   ENDING   ENDING   ENDING   ENDING
                          DATE      12/31/97 12/31/97 12/31/97 12/31/97 12/31/97
                          --------- -------- -------- -------- -------- --------
Asset Manager (Fidelity   09/06/89    12.01%  13.55%   10.17%     N/A    10.44%
 VIP II: Asset Manager)
Socially Responsible      09/02/86    11.48   16.69    10.12    10.31%    9.20
 (Calvert Social
 Balanced Portfolio)
Balanced (American        05/01/91     7.52   12.53     8.52      N/A     8.64
 Century VP Balanced)
Equity-Income (VIP        10/09/86    18.94   21.44    17.21    14.54    12.59
 Equity-Income)
Index Account (Dreyfus    09/29/89    23.44   26.36    16.76      N/A    13.48
 Stock Index)
Growth I (Fidelity VIP    10/09/86    14.64   20.19    15.10    15.00    13.47
 Growth)
Capital Appreciation      11/20/87   -10.19    3.15     3.13     6.63     7.28
 (American Century VP
 Capital Appreciation)
International Stock (T.   03/31/94    -4.29    5.98      N/A      N/A     4.98
 Rowe Price
 International Stock
 Portfolio)
Small Cap (Dreyfus Small  08/31/90     8.39   16.83    23.02      N/A    40.98
 Cap)

TABLE 1B -- SUB-ACCOUNT ADJUSTED CUMULATIVE TOTAL RETURN

                                                                                          LIFE
                          FUND               YEAR TO  1 YEAR   3 YEARS  5 YEARS  10 YEARS OF FUND
                          INCEPTION QUARTER  DATE     ENDING   ENDING   ENDING   ENDING   ENDING
                          DATE      12/31/97 12/31/97 12/31/97 12/31/97 12/31/97 12/31/97 12/31/97
                          --------- -------- -------- -------- -------- -------- -------- --------
Asset Manager             09/06/89    -4.30%   12.01%   12.01%   46.42%   62.31%     N/A    128.52%
 (Fidelity VIP II: Asset
 Manager)
Socially Responsible      09/02/86    -5.65    11.48    11.48    58.91    61.94   166.89    171.20
 (Calvert Social
 Balanced Portfolio)
Balanced                  05/01/91    -6.77     7.52     7.52    42.50    50.52      N/A     73.81
 (American Century VP
 Balanced)
Equity-Income             10/09/86    -4.43    18.94    18.94    79.09   121.18   288.70    278.84
 (VIP Equity-Income)
Index Account             09/29/89    -3.71    23.44    23.44   101.78   117.02      N/A    184.02
 (Dreyfus Stock Index)
Growth I                  10/09/86    -7.07    14.64    14.64    73.60   102.04   304.40    313.69
 (Fidelity VIP Growth)
Capital Appreciation      11/20/87   -18.45   -10.19   -10.19     9.74    16.66    90.00    103.59
 (American Century VP
 Capital Appreciation)
International Stock       03/31/94   -12.99    -4.29    -4.29    19.03      N/A      N/A     20.04
 (T. Rowe Price
 International Stock
 Portfolio)
Small Cap                 08/31/90   -11.47     8.39     8.39    59.46   181.78      N/A  1,143.64
 (Dreyfus Small Cap)

TABLE 2A -- SUB-ACCOUNT ADJUSTED AVERAGE TOTAL RETURN ASSUMING NO WITHDRAWAL

                                                                        LIFE
                          FUND      1 YEAR   3 YEARS  5 YEARS  10 YEARS OF FUND
                          INCEPTION ENDING   ENDING   ENDING   ENDING   ENDING
                          DATE      12/31/97 12/31/97 12/31/97 12/31/97 12/31/97
                          --------- -------- -------- -------- -------- --------
Asset Manager             09/06/89   19.16    15.92    11.54      N/A    11.26
 (Fidelity VIP II: Asset
 Manager)
Socially Responsible      09/02/86   18.60    19.13    11.49    11.00     9.80
 (Calvert Social
 Balanced Portfolio)
Balanced                  05/01/91   14.38    14.88     9.87      N/A     9.65
 (American Century VP
 Balanced)
Equity-Income             10/09/86   26.53    23.97    18.67    15.25    13.21
 (VIP Equity-Income)
Index Account             09/29/89   31.32    29.00    18.21      N/A    14.34
 (Dreyfus Stock Index)
Growth I                  10/09/86   21.96    22.69    16.54    15.71    14.10
 (Fidelity VIP Growth)
Capital Appreciation      11/20/87   -4.46     5.30     4.41     7.29     7.94
 (American Century VP
 Capital Appreciation)
International Stock       03/31/94    1.82     8.19      N/A      N/A     6.72
 (T. Rowe Price
 International Stock
 Portfolio)
Small Cap                 08/31/90   15.31    19.26    24.55      N/A    42.17
 (Dreyfus Small Cap)

TABLE 2B -- SUB-ACCOUNT ADJUSTED CUMULATIVE TOTAL RETURN ASSUMING NO
WITHDRAWAL

                                                                                          LIFE
                          FUND               YEAR TO  1 YEAR   3 YEARS  5 YEARS  10 YEARS OF FUND
                          INCEPTION QUARTER  DATE     ENDING   ENDING   ENDING   ENDING   ENDING
                          DATE      12/31/97 12/31/97 12/31/97 12/31/97 12/31/97 12/31/97 12/31/97
                          --------- -------- -------- -------- -------- -------- -------- --------
Asset Manager             09/06/89     1.81%  19.16%   19.16%    55.77%   72.67%     N/A    143.10%
 (Fidelity VIP II: Asset
 Manager)
Socially Responsible      09/02/86     0.37   18.60    18.60     69.05    72.27   183.92    188.52
 (Calvert Social
 Balanced Portfolio)
Balanced                  05/01/91    -0.82   14.38    14.38     51.59    60.13      N/A     84.91
 (American Century VP
 Balanced)
Equity-Income             10/09/86     1.67   26.53    26.53     90.52   135.30   313.51    303.02
 (VIP Equity-Income)
Index Account             09/29/89     2.43   31.32    31.32    114.66   130.87      N/A    202.15
 (Dreyfus Stock Index)
Growth I                  10/09/86    -1.14   21.96    21.96     84.67   114.94   330.21    340.09
 Fidelity VIP Growth)
Capital Appreciation      11/20/87   -13.25   -4.46    -4.46     16.74    24.11   102.13    116.59
 (American Century VP
 Capital Appreciation)
International Stock       03/31/94    -7.44    1.82     1.82     26.63      N/A      N/A     27.70
 (T. Rowe Price
 International Stock
 Portfolio)
Small Cap                 08/31/90   -5.82    15.31    15.31     69.64   199.78      N/A  1,223.03
 (Dreyfus Small Cap)

Tables 3A and 3B show performance information on the same assumptions as Tables 2A and 2B except that Tables 3A and 3B do not reflect deductions of the pro rata portion of the Annual Administration Charge because certain Contract and Participants are not assessed such a charge.

TABLE 3A -- SUB-ACCOUNT ADJUSTED AVERAGE ANNUAL TOTAL RETURN ASSUMING NO WITHDRAWAL AND NO ANNUAL ADMINISTRATION CHARGE

                                                                        LIFE
                          FUND      1 YEAR   3 YEARS  5 YEARS  10 YEARS OF FUND
                          INCEPTION ENDING   ENDING   ENDING   ENDING   ENDING
                          DATE      12/31/97 12/31/97 12/31/97 12/31/97 12/31/97
                          --------- -------- -------- -------- -------- --------
Asset Manager             09/06/89   19.20    15.97    11.59      N/A    11.33
 (Fidelity VIP II: Asset
 Manager)
Socially Responsible      09/02/86   18.64    19.17    11.54    11.07     9.87
 (Calvert Social
 Balanced Portfolio)
Balanced                  05/01/91   14.42    14.92     9.92      N/A     9.70
 (American Century VP
 Balanced)
Equity-Income             10/09/86   26.57    24.02    18.72    15.32    13.28
 (VIP Equity-Income)
Index Account             09/29/89   31.36    29.05    18.27      N/A    14.40
 (Dreyfus Stock Index)
Growth I                  10/09/86   22.00    22.74    16.59    15.78    14.17
 Fidelity VIP Growth)
Capital Appreciation      11/20/87   -4.42     5.34     4.46     7.36     8.00
 (American Century VP
 Capital Appreciation)
International Stock       03/31/94    1.86     8.23      N/A      N/A     6.77
 (T. Rowe Price
 International Stock
 Portfolio)
Small Cap                 08/31/90   15.35    19.31    24.61      N/A    42.24
 (Dreyfus Small Cap)

TABLE 3B -- SUB-ACCOUNT ADJUSTED CUMULATIVE TOTAL RETURN ASSUMING NO WITHDRAWAL AND NO ANNUAL ADMINISTRATION CHARGE

                                                                                          LIFE
                          FUND               YEAR TO  1 YEAR   3 YEARS  5 YEARS  10 YEARS OF FUND
                          INCEPTION QUARTER  DATE     ENDING   ENDING   ENDING   ENDING   ENDING
                          DATE      12/31/97 12/31/97 12/31/97 12/31/97 12/31/97 12/31/97 12/31/97
                          --------- -------- -------- -------- -------- -------- -------- --------
Asset Manager             09/06/89     1.85   19.20    19.20     55.95    73.06      N/A    144.24
 (Fidelity VIP II: Asset
 Manager)
Socially Responsibly      09/02/86     0.41   18.64    18.64     69.25    72.66   185.66    190.70
 (Calvert Social
 Balanced Portfolio)
Balanced                  05/01/91    -0.78   14.42    14.42     51.77    60.50      N/A     85.51
 (American Century VP
 Balanced)
Equity-Income             10/09/86     1.71   26.57    26.57     90.74   135.82   316.01    306.06
 (VIP Equity-Income)
Index Account
 (Dreyfus Stock Index)    09/29/89     2.47   31.36    31.36    114.90   131.38      N/A    203.56
Growth I                  10/09/86    -1.10   22.00    22.00     84.90   115.42   332.80    343.39
 (Fidelity VIP Growth)
Capital Appreciation      11/20/87   -13.21   -4.42    -4.42     16.89    24.40   103.38    118.00
 (American Century VP
 Capital Appreciation)
International Stock       03/31/94    -7.40    1.86     1.86     26.78      N/A      N/A     27.90
 (T. Rowe Price
 International Stock
 Portfolio)
Small Cap                 08/31/90    -5.78   15.35    15.35     69.84   200.41      N/A  1,227.73
 (Dreyfus Small Cap)

Table 4 below shows total return information on a calendar year basis using the same assumptions as Tables 3A and 3B. The rates of return shown reflect the mortality and expense risk charge. Similar to Tables 3A and 3B, Table 4 does not reflect deduction of the pro rata portion of the Annual Administration Charge because certain Contracts and Participants are not assessed such a charge.

TABLE 4 -- SUB-ACCOUNT ADJUSTED CALENDAR YEAR ANNUAL RETURN ASSUMING NO ANNUAL ADMINISTRATION CHARGE*

                      1987  1988  1989   1990   1991  1992  1993  1994  1995  1996  1997
                      ----- ----- ----- ------ ------ ----- ----- ----- ----- ----- -----
Asset Manager           n/a   n/a   n/a   5.45  21.11 10.53 19.60 -7.20 15.57 13.24 19.20
Socially Responsible   5.51 10.42 19.53   2.94  15.02  6.33  6.72 -4.39 28.24 11.28 18.64
Balanced                n/a   n/a   n/a    n/a    n/a -7.17  6.38 -0.58 19.68 10.81 14.42
Equity-Income         -2.30 21.25 15.95 -16.29  29.88 15.50 16.89  5.80 33.49 12.92 26.57
Index                   n/a   n/a   n/a  -4.69  28.29  5.82  8.02 -0.32 35.16 21.09 31.36
Growth I               2.43 14.21 29.95 -12.78  43.78  8.00 17.94 -1.21 33.75 13.35 22.00
Capital Appreciation    N/A -3.41 27.17  -2.40  40.18 -2.52  8.99 -2.34 29.55 -5.43 -4.42
International Stock     n/a   n/a   n/a    n/a    n/a   n/a   n/a   n/a  9.86 13.34  1.86
Small Cap               n/a   n/a   n/a    n/a 156.65 69.25 66.31  6.47 27.85 15.22 15.35

*The above calendar-year returns assume a hypothetical investment of $1,000 on January 1 of the first full calendar year that the underlying fund was in existence. The returns assume that the money will be left on account until retirement and thus no CDSC will be deducted. Returns are provided for years before the fund was an available investment option under the Contract. Returns for those periods reflect a hypothetical return as if those funds were available under the Contract, and reflect the deduction of the mortality and expense risk charge. The returns do not reflect deductions for the pro rata portion of the Annual Administration Charge or the CDSC.

SEC regulations require that any product performance data be accompanied by standardized performance data.

                            TAX LAW CONSIDERATIONS

RETIREMENT PROGRAMS:

Participants are urged to discuss the income taxes considerations of their retirement plan with their tax advisors. In many situations special rules may apply to the plans and/or to the participants. See the Prospectus for a more complete discussion of tax considerations and for limitations on the following discussion.

Contributions to retirement programs subject to Sections 401(a), 403(b), 408 and 457(b) may be excludable from a Participant's reportable gross income if the Contributions do not exceed the limitations imposed under the Code. Certain plans allow employees to make Elective Salary Deferral Contributions. Certain Plans allow Employers to make Contributions. The information below is a brief summary of some the important federal tax considerations that apply to retirement plans. When there is a written Plan, often the Contribution limits, withdrawal rights and other provisions of the Plan may be more restrictive than those allowed by the Code.

                    Elective Salary Deferral Contributions:

For calendar year 1998, the maximum elective salary deferral contributions to a 401(k) Plan which is a type of 401(a) Plan is limited to $10,000; for a 403(b) plan the limit is $10,000 unless the employee is a qualified employee; for an Eligible 457 Plan the limit is $8,000.

                Total Salary Deferral & Employer Contributions:

QUALIFIED RETIREMENT PLAN -- 401(a) PLAN

The Code limits the Contributions to a defined contribution 401(a) plan to the lesser of $30,000 or 25% of compensation.

TAX QUALIFIED ANNUITY PLAN -- 403(b) PLAN

Total contributions which include both salary deferral contributions and employer contributions are also limited.

The combined limit is:

(a) the amount determined by multiplying 20 percent of the employee's includable compensation by the number of years of service, over

(b) the aggregate of the amount contributed by the employer for annuity contracts and excludable from the gross income of the employee for the prior taxable year.

Therefore, if the maximum exclusion allowance is less than $10,000 a year, the employee's elective deferrals plus any other employer Contributions cannot exceed this lesser amount.

Section 415 of the Code imposes limitations with respect to annual contributions to all Section 403(b) programs, qualified plans and simplified employee pensions maintained by the Employer. A Participant's annual contributions to these programs and defined contribution plans generally cannot exceed the lesser of $30,000 or 25 percent of the employee's compensation. This amount is subject to the maximum exclusion allowance and the salary deferral amount limitations.

ELIGIBLE 457 PLAN -- 457(b) PLAN

For a 457(b) plan the contribution limit is generally the lesser of $7,500, as indexed, or 33% of the employee's compensation.

SECTION 457(f) PLANS

These are non-qualified deferred compensation arrangements between an Employer and its employees. There are no stated limits in the Code regarding this type of Plan.

INDIVIDUAL RETIREMENT ACCOUNT -- IRA OR 408 PLAN

For IRA's the maximum deductible contribution is the lesser of $2,000 or 100% of taxable income. The $2,000 is increased to $4,000 when the IRA covers the taxpayer and a non-working spouse.

TRANSFERS AND ROLLOVERS:

Participants who receive distributions from their 401(a) or 403(b) contract may transfer the amount not representing employee contributions to an Individual Retirement Account or Annuity (IRA) or another Section 401(a) or 403(b) program without including that amount in gross income for the taxable year in which paid. Note 401(a) distributions may not be transferred to a 403(b) plan or vice versa. If the amount is paid directly to an acceptable rollover account, Lincoln Life is not required to withhold any amount. In order for the distribution to qualify for rollover, the distribution must be made on account of the employee's death, after the employee attains age 59 1/2, on account of the employee's separation from service, or after the employee has become disabled. The distribution cannot be part of a series of substantially equal payments made over the life expectancy of the employee or the joint life expectancies of the employee and his or her spouse or made for a specified period of 10 years or more. The rollover must be made within sixty days of the distribution to avoid taxation.

Pursuant to Revenue Ruling 90-24, a Participant, to the extent permitted by any applicable Contract or Plan, may transfer funds between Section 403(b) investment vehicles, including both Section 403(b)(1) annuity contracts and
Section 403(b)(7) custodial accounts. Any amount transferred must continue to be subject to withdrawal restrictions at least as restrictive as that of the transferring investment vehicle. Lincoln Life considers any total or partial transfer from a Lincoln Life investment vehicle to a non-Lincoln Life investment vehicle to be a withdrawal.

Once every twelve months a participant in an IRA may roll the money from one IRA to another IRA.

The rollover rules are not available to Section 457 Plans; limited transfers are permitted under Eligible 457 Plans. If the rollover amount is paid directly to the Participant, the amount distributed may be subject to a 20% federal tax withholding.

EXCISE TAX ON EARLY DISTRIBUTIONS:

Section 72(t) of the Code provides that any distribution made to a Participant in a 401(a), 403(b) or 408 plan other than on account of the following events will be subject to a 10 percent excise tax on the taxable amount distributed:

a) the employee has attained age 59 1/2;

b) the employee has died;

c) the employee is disabled;

d) the employee is 55 and has separated from service (Does not apply to IRA's).

Distributions which are received as a life annuity where payment is made at least annually will not be subject to an excise tax. Certain amounts paid for medical care may also not be subject to an excise tax. Distributions from 408 Plans may qualify for additional exceptions.

MINIMUM DISTRIBUTION RULES:

The value in a contract under Sections 401(a), 403(b), 408 and Eligible 457 Plans are subject to the distribution rules provided in Section 401(a)(9) of the Code. Generally, that section requires that an employee must begin receiving distributions of his post-1986 balance by April 1 of the calendar year following the calendar year in which the employee attains age 70 1/2. Such distributions must not exceed the life expectancy of the employee or the life expectancy of such employee and the designated beneficiary (as defined under the plan). An employee who attained age 70 1/2 before January 1, 1988 must begin receiving distributions by April 1 of the calendar year following the later of (a) the calendar year in which the employee attains age 70 1/2 or
(b) the calendar year in which the employee retires. There are special rules for Section 403(b) Plans.

Amounts contributed to an Eligible 457 contract must be distributed not earlier than the earliest of: (1) calendar year in which the Participant attains age 70 1/2, (2) the Participant separates from service with the Employer, or (3) when the Participant has an unforeseen emergency. However, in no event may the distribution begin any later than described in Sections 401(a)(9) and 457(d) of the Code.

Additionally, distribution of an employee's entire account balance (including pre-1987 funds) must satisfy the minimum distribution incidental benefit requirement. In general, this requires that death and other non-retirement benefits payable under the above plans be incidental to the primary purpose of the program which is to provide deferred compensation to the employee. A payee is subject to a penalty for failing to receive the required minimum annual distribution. Section 4974(a) of the Code provides that a payee will be subject to a penalty equal to 50 percent of the amount by which the required minimum distribution exceeds the actual amount distributed during the taxable year.

Additional information on federal income taxation is included in the prospectus.

                           DISTRIBUTION OF CONTRACTS

Lincoln Financial Advisors Corporation ("LFA"), an indirect subsidiary of Lincoln National Corporation, is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. LFA is the Variable Investment Division's principal underwriter and also enters into selling agreements with other unaffiliated broker-dealers authorizing them to offer the Contracts.

                             INDEPENDENT AUDITORS

The financial statements of the Variable Investment Division and the statutory-basis financial statements and schedules of Lincoln Life & Annuity Company of New York appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports also appearing elsewhere in this document and in the Registration Statement. The financial statements and schedules audited by Ernst & Young LLP have been included in this document in reliance on their reports given on their authority as experts in accounting and auditing.

                             FINANCIAL STATEMENTS

Financial statements of the Variable Investment Division and the statutory-basis financial statements and schedules of Lincoln Life appear on the following pages.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Board of Directors of Lincoln Life & Annuity Company of New York and Contract Owners of Lincoln Life & Annuity Variable Annuity Account L

We have audited the accompanying statement of assets and liability of Lincoln Life & Annuity Variable Annuity Account L (Variable Account) as of December 31, 1997, and the related statements of operations and changes in net assets for the year then ended. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life & Annuity Variable Annuity Account L at December 31, 1997, and the results of its operations and changes in its net assets for the year then ended in conformity with generally accepted accounting principles.

                                         /s/ Ernst & Young LLP

Fort Wayne, Indiana
April 20, 1998

               LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT L

                       STATEMENT OF ASSETS AND LIABILITY

                               DECEMBER 31, 1997



                                 PERCENT                DREYFUS      DREYFUS
                                 OF NET               STOCK INDEX   SMALL CAP
                                 ASSETS    COMBINED       FUND      PORTFOLIO
                                 ------- ------------ ------------ ------------
ASSETS
 Investments at net asset value:
  Dreyfus Stock Index Fund:
   942,987.3398 shares at $25.75
   per share
   (cost--$21,230,228)..........   14.7% $ 24,281,924 $ 24,281,924
  Dreyfus Variable Investment
   Fund Small Cap
   Portfolio:
   298,205.6002 shares at $57.14
   per share
   (cost--$16,198,941)..........   10.3    17,039,468              $ 17,039,468
  American Century Variable
   Portfolios, Inc.:
    VP Capital Appreciation
     Portfolio--
     992,096.3842 shares at
     $9.68 per share
     (cost--$10,477,450)........    5.7     9,603,493
    VP Balanced Portfolio--
     987,872.2087 shares at
     $8.24 per share
     (cost--$7,726,823).........    4.9     8,140,067
  Fidelity's Variable Insurance
   Products Fund:
    Growth Portfolio--
     1,389,081.3470 shares at
     $37.10 per share
     (cost--$46,035,165)........   31.3    51,534,918
    Equity-Income Portfolio--
     731,606.8780 shares at
     $24.28 per share
     (cost--$15,904,504)........   10.8    17,763,415
    Money Market Portfolio--
     25,386.0000 shares at $1.00
     per share
     (cost--$25,386)............    --         25,386
  Fidelity's Variable Insurance
   Products Fund II
   Asset Manager Portfolio:
   1,623,104.8860 shares at
   $18.01 per share
   (cost--$27,750,783)..........   17.7    29,232,119
  Calvert Responsibly Invested
   Balanced Portfolio:
   586,911.1111 shares at $1.98
   per share
   (cost--$1,111,144)...........    0.7     1,162,084
  T. Rowe Price International
   Series, Inc.:
   466,101.8800 shares at $12.74
   per share
   (cost--$5,980,021)...........    3.6     5,938,138
                                  -----  ------------ ------------ ------------
      TOTAL INVESTMENTS AND TO-
       TAL ASSETS (Cost--
       $152,440,446)............  100.0   164,721,012   24,281,924   17,039,468
LIABILITY--Payable to Lincoln
 Life & Annuity
 Company of New York............    --          5,389          799          554
                                  -----  ------------ ------------ ------------
      NET ASSETS................  100.0% $164,715,623 $ 24,281,125 $ 17,038,914
                                  =====  ============ ============ ============
Net assets are represented by:
  Units in accumulation period....................... 814,078.4274 966,350.6337
  Unit value......................................... $    29.8265 $    17.6322
                                                      ------------ ------------
  Value in accumulation period....................... $ 24,281,125 $ 17,038,914
                                                      ============ ============

                            See accompanying notes.

   AMERICAN                                                                 CALVERT
   CENTURY         AMERICAN                       VIPF        VIPF II     RESPONSIBLY    T. ROWE       VIPF
  VP CAPITAL       CENTURY          VIPF        EQUITY-        ASSET       INVESTED       PRICE       MONEY
 APPRECIATION    VP BALANCED       GROWTH        INCOME       MANAGER      BALANCED   INTERNATIONAL   MARKET
  PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     SERIES     PORTFOLIO
 ------------   -------------- -------------- ------------ -------------- ----------- ------------- ----------











 $    9,603,493


                $    8,140,067



                               $   51,534,918


                                              $ 17,763,415


                                                                                                    $   25,386



                                                           $   29,232,119


                                                                          $ 1,162,084


                                                                                      $  5,938,138
--------------  -------------- -------------- ------------ -------------- ----------- ------------  ----------

     9,603,493       8,140,067     51,534,918   17,763,415     29,232,119   1,162,084    5,938,138      25,386


           311             267          1,684          582            958          38          196         --
--------------  -------------- -------------- ------------ -------------- ----------- ------------  ----------
$    9,603,182  $    8,139,800 $   51,533,234 $ 17,762,833 $   29,231,161 $ 1,162,046 $  5,937,942  $   25,386
==============  ============== ============== ============ ============== =========== ============  ==========

  682,852.7378    438,791.7773 1,819,150.0962 888,789.6201 1,420,180.3705 68,870.9488 474,903.8148  2,134.3864
      $14.0633  $      18.5505 $      28.3282 $    19.9854 $      20.5827 $   16.8728 $    12.5035  $  11.8940
--------------  -------------- -------------- ------------ -------------- ----------- ------------  ----------
$    9,603,182  $    8,139,800 $   51,533,234 $ 17,762,833 $   29,231,161 $ 1,162,046 $  5,937,942  $   25,386
==============  ============== ============== ============ ============== =========== ============  ==========

               LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT L

                            STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1997

                                                           DREYFUS     DREYFUS
                                                         STOCK INDEX  SMALL CAP
                                             COMBINED       FUND      PORTFOLIO
                                            -----------  -----------  ----------
Net Investment Income:
  Dividends from investment income........  $ 7,544,303  $  992,361   $  978,325
  Mortality and expense guarantees........   (1,548,723)   (213,185)    (149,641)
                                            -----------  ----------   ----------
NET INVESTMENT INCOME.....................    5,995,580     779,176      828,684
Net realized and unrealized gain (loss) on
 investments:
  Net realized gain (loss) on invest-
   ments..................................  $  (170,424)     94,127           93
  Net change in unrealized appreciation
   (depreciation) on investments..........   12,280,567   3,051,696      840,527
                                            -----------  ----------   ----------
NET GAIN (LOSS) ON INVESTMENTS............   12,110,143   3,145,823      840,620
                                            -----------  ----------   ----------
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS..........  $18,105,723  $3,924,999   $1,669,304
                                            ===========  ==========   ==========




                            See accompanying notes.

  AMERICAN    AMERICAN                                            CALVERT
  CENTURY      CENTURY                   VIPF        VIPF II    RESPONSIBLY    T. ROWE      VIPF
 VP CAPITAL      VP         VIPF        EQUITY-       ASSET      INVESTED       PRICE       MONEY
APPRECIATION  BALANCED     GROWTH       INCOME       MANAGER     BALANCED   INTERNATIONAL  MARKET
 PORTFOLIO    PORTFOLIO   PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO     SERIES     PORTFOLIO
------------  ---------   ---------    ---------    ---------   ----------- ------------- ---------
$   195,849   $ 309,664  $ 1,290,216  $   983,039  $ 2,580,748  $  80,835     $132,063    $ 1,203
   (104,990)    (79,040)    (494,323)    (154,973)    (284,916)    (9,768)     (57,887)       --
-----------   ---------  -----------  -----------  -----------   ---------    --------     -------
     90,859     230,624      795,893      828,066    2,295,832     71,067       74,176      1,203

   (206,670)       (300)      12,403      (31,271)     (57,065)     3,443       14,816        --
   (873,957)    413,244    5,499,753    1,858,911    1,481,336     50,940      (41,883)       --
-----------   ---------  -----------  -----------  -----------   ---------    --------     -------
 (1,080,627)    412,944    5,512,156    1,827,640    1,424,271     54,383      (27,067)       --
-----------   ---------  -----------  -----------  -----------   ---------    --------     -------
$  (989,768)  $ 643,568  $ 6,308,049  $ 2,655,706  $ 3,720,103  $ 125,450     $ 47,109    $ 1,203
===========   =========  ===========  ===========  ===========   =========    ========     =======

               LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT L

                       STATEMENT OF CHANGES IN NET ASSETS

                          YEAR ENDED DECEMBER 31, 1997



                                                         DREYFUS     DREYFUS
                                                       STOCK INDEX  SMALL CAP
                                           COMBINED       FUND      PORTFOLIO
                                         ------------  ----------- -----------
Changes from operations:
Net investment income................... $  5,995,580  $   779,176 $   828,684
Net realized gain (loss) on invest-
 ments..................................     (170,424)      94,127          93
Net change in unrealized appreciation
 (depreciation) on investments..........   12,280,567    3,051,696     840,527
                                         ------------  ----------- -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..............   18,105,723    3,924,999   1,669,304
Net increase from unit transactions.....  146,609,900   20,356,126  15,369,610
                                         ------------  ----------- -----------
NET ASSETS AT DECEMBER 31, 1997......... $164,715,623  $24,281,125 $17,038,914
                                         ============  =========== ===========



                            See accompanying notes.

   AMERICAN      AMERICAN                                           CALVERT
   CENTURY       CENTURY                   VIPF        VIPF II    RESPONSIBLY    T. ROWE      VIPF
  VP CAPITAL        VP         VIPF       EQUITY-       ASSET      INVESTED       PRICE       MONEY
 APPRECIATION    BALANCED     GROWTH      INCOME       MANAGER     BALANCED   INTERNATIONAL  MARKET
  PORTFOLIO     PORTFOLIO    PORTFOLIO   PORTFOLIO    PORTFOLIO    PORTFOLIO     SERIES     PORTFOLIO
 ------------   ---------    ---------   ---------    ---------   ----------- ------------- ---------
 $    90,859    $  230,624  $   795,893 $   828,066  $ 2,295,832  $   71,067   $   74,176    $ 1,203
    (206,670)         (300)      12,403     (31,271)     (57,065)      3,443       14,816        --
    (873,957)      413,244    5,499,753   1,858,911    1,481,336      50,940      (41,883)       --
 -----------    ----------  ----------- -----------  -----------  ----------   ----------    -------
    (989,768)      643,568    6,308,049   2,655,706    3,720,103     125,450       47,109      1,203
  10,592,950     7,496,232   45,225,185  15,107,127   25,511,058   1,036,596    5,890,833     24,183
 -----------    ----------  ----------- -----------  -----------  ----------   ----------    -------
 $ 9,603,182    $8,139,800  $51,533,234 $17,762,833  $29,231,161  $1,162,046   $5,937,942    $25,386
 ===========    ==========  =========== ===========  ===========  ==========   ==========    =======

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

               LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT L

                         NOTES TO FINANCIAL STATEMENTS

1. ACCOUNTING POLICIES

THE ACCOUNT:

Lincoln Life & Annuity Variable Annuity Account L (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

On October 1, 1996, UNUM Life Insurance Company of America (UNUM America) and First UNUM Life Insurance Company (First UNUM) completed the sale of their tax-qualified annuity business to the Company and The Lincoln National Life Insurance Company (Lincoln Life), the parent of the Company. The contracts of participants in the variable accounts of UNUM America and First UNUM with respect to which consent is obtained from contractholders and participants have been reinsured pursuant to an assumption reinsurance agreement. Assets attributable to such participants' contracts have been transferred to the Variable Account and the variable account of Lincoln Life. Assets attributable to contracts of participants with respect to which such consent is not obtained remain in the variable accounts of UNUM America and First UNUM. During 1997, net assets of the Variable Account increased by approximately $118,826,588 from novations of assets from the variable accounts of UNUM America and First UNUM.

INVESTMENTS:

In accordance with the terms of the variable annuity contracts, all payments transferred to the Variable Account by contract owners are allocated to purchase shares of either Dreyfus Stock Index Fund, Dreyfus Variable Investment Fund: Small Cap Portfolio (Dreyfus Small Cap Portfolio), American Century Variable Portfolios: American Century VP Capital Appreciation (American Century VP Capital Appreciation Portfolio) and American Century VP Balanced (American Century VP Balanced Portfolio), Fidelity's Variable Insurance Products Fund: Growth Portfolio (VIPF Growth Portfolio) and Equity-Income Portfolio (VIPF Equity-Income Portfolio), Fidelity's Variable Insurance Products II: Asset Manager Portfolio (VIPF II Asset Manager Portfolio), Calvert Responsibly Invested Balanced Portfolio or T. Rowe Price International Series, Inc. (T. Rowe Price International Series) (collectively, the Funds). Fidelity's Variable Insurance Product Funds: Money Market Portfolio (VIPF Money Market Portfolio) is used only for investment of initial contributions for which Lincoln Life has not received complete order instructions. Upon receipt of complete order instructions, the payments transferred to VIPF Money Market Portfolio are allocated to purchase shares of one of the above funds.

The Variable Account is fully invested in shares of the Funds. Investments in the Funds are stated at the closing net asset value per share on December 31, 1997.

Investment transactions are accounted for on a trade date basis and dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by the average-cost method.

DIVIDENDS:

Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date with the exception of VIPF Money Market Portfolio which is invested monthly.

FEDERAL INCOME TAXES:

Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. Using current law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

2. MORTALITY AND EXPENSE GUARANTEES

Amounts are paid to the Company for mortality and expense guarantees at an effective annual rate of 1.20% of each portfolio's average daily net assets within the Variable Account with the exception of VIPF Money Market Portfolio. Accordingly, the Company is responsible for all sales, general, and administrative expenses applicable to the Variable Account. Effective January 1, 1998, the effective annual rate of the mortality and expense guarantee was reduced to 1.00% of each portfolio's average daily net assets.

               LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT L

3. NET ASSETS

Net Assets at December 31, 1997 consisted of the following:

                                                         DREYFUS     DREYFUS
                                                       STOCK INDEX  SMALL CAP
                                           COMBINED       FUND      PORTFOLIO
                                         ------------  ----------- -----------
Unit Transactions--accumulation units... $146,609,900  $20,356,126 $15,369,610
Accumulated net investment income.......    5,995,580      779,176     828,684
Accumulated net realized gain (loss) on
 investments............................     (170,424)      94,127          93
Net unrealized appreciation (deprecia-
 tion) on investments...................   12,280,567    3,051,696     840,527
                                         ------------  ----------- -----------
                                         $164,715,623  $24,281,125 $17,038,914
                                         ============  =========== ===========

  AMERICAN     AMERICAN                                           CALVERT
  CENTURY      CENTURY                   VIPF        VIPF II    RESPONSIBLY                 VIPF
 VP CAPITAL       VP         VIPF       EQUITY-       ASSET      INVESTED   T. ROWE PRICE   MONEY
APPRECIATION   BALANCED     GROWTH      INCOME       MANAGER     BALANCED   INTERNATIONAL  MARKET
 PORTFOLIO    PORTFOLIO    PORTFOLIO   PORTFOLIO    PORTFOLIO    PORTFOLIO     SERIES     PORTFOLIO
------------  ----------  ----------- -----------  -----------  ----------- ------------- ---------
$10,592,950   $7,496,232  $45,225,185 $15,107,127  $25,511,058  $1,036,596   $5,890,833    $24,183
     90,859      230,624      795,893     828,066    2,295,832      71,067       74,176      1,203
   (206,670)        (300)      12,403     (31,271)     (57,065)      3,443       14,816        --
   (873,957)     413,244    5,499,753   1,858,911    1,481,336      50,940      (41,883)       --
-----------   ----------  ----------- -----------  -----------  ----------   ----------    -------
$ 9,603,182   $8,139,800  $51,533,234 $17,762,833  $29,231,161  $1,162,046   $5,937,942    $25,386
===========   ==========  =========== ===========  ===========  ==========   ==========    =======

               LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT L

4. SUMMARY OF CHANGES FROM UNIT TRANSACTIONS

                                                    YEAR ENDED DECEMBER 31,
                                                             1997
                                                  ----------------------------
                                                      UNITS          AMOUNT
                                                  --------------  ------------
DREYFUS STOCK INDEX FUND
  Accumulation Units:
    Contract purchases..........................    853,087.3329  $ 21,122,316
    Terminated contracts........................    (39,008.9055)     (766,190)
                                                  --------------  ------------
                                                    814,078.4274    20,356,126
DREYFUS SMALL CAP PORTFOLIO
  Accumulation Units:
    Contract purchases..........................  1,007,091.0375    15,721,180
    Terminated contracts........................    (40,740.4038)     (351,570)
                                                  --------------  ------------
                                                    966,350.6337    15,369,610
AMERICAN CENTURY VP CAPITAL APPRECIATION PORTFO-
 LIO
  Accumulation Units:
    Contract purchases..........................    840,498.1930    12,740,274
    Terminated contracts........................   (157,645.4552)   (2,147,324)
                                                  --------------  ------------
                                                    682,852.7378    10,592,950
AMERICAN CENTURY VP BALANCED PORTFOLIO
  Accumulation Units:
    Contract purchases..........................    472,823.0173     7,987,684
    Terminated contracts........................    (34,031.2400)     (491,452)
                                                  --------------  ------------
                                                    438,791.7773     7,496,232
VIPF GROWTH PORTFOLIO
  Accumulation Units:
    Contract purchases..........................  1,876,222.8953    46,001,624
    Terminated contracts........................    (57,072.7991)     (776,439)
                                                  --------------  ------------
                                                  1,819,150.0962    45,225,185
VIPF EQUITY-INCOME PORTFOLIO
  Accumulation Units:
    Contract purchases..........................    944,505.5911    15,833,029
    Terminated contracts........................    (55,715.9710)     (725,902)
                                                  --------------  ------------
                                                    888,789.6201    15,107,127
VIPF II ASSET MANAGER PORTFOLIO
  Accumulation Units:
    Contract purchases..........................  1,499,603.6267    26,714,688
    Terminated contracts........................    (79,423.2562)   (1,203,630)
                                                  --------------  ------------
                                                  1,420,180.3705    25,511,058
CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO
  Accumulation Units:
    Contract purchases..........................     75,295.1473     1,122,183
    Terminated contracts........................     (6,424.1985)      (85,587)
                                                  --------------  ------------
                                                     68,870.9488     1,036,596
T. ROWE PRICE INTERNATIONAL SERIES
  Accumulation Units:
    Contract purchases..........................    507,483.4483     6,196,968
    Terminated contracts........................    (32,579.6335)     (306,135)
                                                  --------------  ------------
                                                    474,903.8148     5,890,833
VIPF MONEY MARKET PORTFOLIO
  Accumulation Units:
    Contract purchases..........................      9,483.5416       107,942
    Terminated contracts........................     (7,349.1552)      (83,759)
                                                  --------------  ------------
                                                      2,134.3864        24,183
                                                                  ------------
      NET INCREASE FROM UNIT TRANSACTIONS.......                  $146,609,900
                                                                  ============

               LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT L

5. PURCHASES AND SALES OF SECURITIES

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 1997.

                                        AGGREGATE  AGGREGATE
                                         COST OF    PROCEEDS
                                        PURCHASES  FROM SALES
                                       ----------- ----------
Calvert Responsibly Invested Balanced  $ 1,203,018 $   95,317
T. Rowe Price International Stock        6,329,031    363,826
Dreyfus Stock Index                     22,114,677    978,575
Dreyfus VIF Small Cap                   16,699,505    500,656
American Century TCI Growth             12,936,123  2,252,004
American Century TCI Balanced            8,297,348    570,225
Fidelity VIP Growth                     47,291,839  1,269,077
Fidelity VIP II Asset Manager           29,295,436  1,487,588
Fidelity VIP Equity-Income              16,816,068    880,293
Fidelity VIP Money Market                  109,145     83,759

                        REPORT OF INDEPENDENT AUDITORS

Board of Directors
Lincoln Life & Annuity Company of New York

We have audited the accompanying statutory-basis balance sheets of Lincoln Life & Annuity Company of New York (an indirect wholly owned subsidiary of Lincoln National Corporation) as of December 31, 1997 and 1996, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for the year ended December 31, 1997 and for the period from June 6, 1996 (date of incorporation) to December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the New York Insurance Department, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Lincoln Life & Annuity Company of New York at December 31, 1997 and 1996, or the results of its operations or its cash flows for the year ended December 31, 1997 and for the period from June 6, 1996 (date of incorporation) to December 31, 1996.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life & Annuity Company of New York at December 31, 1997 and 1996, and the results of its operations and its cash flows for the year ended December 31, 1997 and for the period from June 6, 1996 (date of incorporation) to December 31, 1996, in conformity with accounting practices prescribed or permitted by the New York Insurance Department.

March 12, 1998

                                         /s/ Ernst & Young LLP

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                        BALANCE SHEETS--STATUTORY BASIS

                                                          DECEMBER 31,
                                                    --------------------------
                                                        1997          1996
                                                    ------------  ------------
ADMITTED ASSETS
Cash and invested assets:
  Bonds............................................ $593,431,718  $604,353,271
  Policy loans.....................................   39,054,927    40,609,076
  Cash and short-term investments..................  163,773,594    19,335,007
  Receivable for securities........................       34,804           --
                                                    ------------  ------------
    Total cash and invested assets.................  796,295,043   664,297,354
Accrued investment income..........................   10,706,003     9,022,375
Data processing equipment..........................      248,782       103,557
Other admitted assets..............................       86,946           --
Separate account assets............................  164,721,012           --
                                                    ------------  ------------
    Total admitted assets.......................... $972,057,786  $673,423,286
                                                    ============  ============
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
  Policyholders' funds............................. $587,465,491  $601,117,439
  Future policy benefits and claims................    1,214,524           --
  Other liabilities................................    6,784,652    16,351,624
  Federal income taxes (recoverable)...............     (342,378)    1,445,538
  Asset valuation reserve..........................    2,350,411     1,128,548
  Interest maintenance reserve.....................    2,594,552     3,204,140
  Net transfers due from separate accounts.........   (5,582,705)          --
  Separate account liabilities.....................  164,721,012           --
                                                    ------------  ------------
Total liabilities..................................  759,205,559   623,247,289
Capital and surplus:
  Common stock, $100 par value:
  Authorized, issued and outstanding--20,000 shares
   (owned by The Lincoln National Life Insurance
   Company)........................................    2,000,000     2,000,000
  Paid-in surplus..................................  227,407,481    69,000,000
  Unassigned surplus--deficit......................  (16,555,254)  (20,824,003)
                                                    ------------  ------------
Total capital and surplus..........................  212,852,227    50,175,997
                                                    ------------  ------------
Total liabilities and capital and surplus.......... $972,057,786  $673,423,286
                                                    ============  ============

                            See accompanying notes.

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                   STATEMENTS OF OPERATIONS--STATUTORY BASIS

                                                                  PERIOD FROM
                                                                  JUNE 6, 1996
                                                     YEAR ENDED        TO
                                                    DECEMBER 31,  DECEMBER 31,
                                                        1997          1996
                                                    ------------  ------------
Revenues:
  Premiums and deposits............................ $184,112,330  $631,355,849
  Net investment income............................   43,953,796    10,769,172
  Surrender charges................................    1,334,705       310,991
  Amortization of the interest maintenance reserve.      370,129       205,255
  Other revenues...................................      183,048        18,347
                                                    ------------  ------------
    Total revenues.................................  229,954,008   642,659,614
Benefits and expenses:
  Benefits paid or provided to policyholders.......   72,475,389   640,912,693
  Commissions......................................    2,459,308    18,931,151
  General expenses.................................    7,272,936     1,754,158
  Insurance taxes, licenses and fees...............      739,989        47,046
  Net transfers to separate accounts...............  139,478,473           --
                                                    ------------  ------------
    Total benefits and expenses....................  222,426,095   661,645,048
                                                    ------------  ------------
Gain (loss) from operations before federal income
 taxes and net realized capital losses.............    7,527,913   (18,985,434)
Federal income taxes (benefit).....................    1,942,625      (391,144)
                                                    ------------  ------------
Gain (loss) from operations before net realized
 capital losses....................................    5,585,288   (18,594,290)
Net realized capital losses........................      (73,398)         (855)
                                                    ------------  ------------
Net income (loss).................................. $  5,511,890  $(18,595,145)
                                                    ============  ============



                            See accompanying notes.

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

         STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS--STATUTORY BASIS

                                                     UNASSIGNED      TOTAL
                              COMMON     PAID-IN     SURPLUS--    CAPITAL AND
                              STOCK      SURPLUS      DEFICIT       SURPLUS
                            ---------- ------------ ------------  ------------
Balances at June 6, 1996... $      --  $        --  $        --   $        --
Add (deduct):
  Capital paid-in..........  2,000,000          --           --      2,000,000
  Surplus paid-in..........        --    69,000,000          --     69,000,000
  Net loss.................        --           --   (18,595,145)  (18,595,145)
  Increase in nonadmitted
   assets..................        --           --    (1,100,310)   (1,100,310)
  Increase in asset valua-
   tion reserve............        --           --    (1,128,548)   (1,128,548)
                            ---------- ------------ ------------  ------------
Balances at December 31,
 1996......................  2,000,000   69,000,000  (20,824,003)   50,175,997
Add (deduct):
  Surplus paid-in..........        --   158,407,481          --    158,407,481
  Net income...............        --           --     5,511,890     5,511,890
  Increase in nonadmitted
   assets..................        --           --       (21,278)      (21,278)
  Increase in asset valua-
   tion reserve............        --           --    (1,221,863)   (1,221,863)
                            ---------- ------------ ------------  ------------
Balances at December 31,
 1997...................... $2,000,000 $227,407,481 $(16,555,254) $212,852,227
                            ========== ============ ============  ============



                            See accompanying notes.

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                   STATEMENTS OF CASH FLOWS--STATUTORY BASIS

                                                                  PERIOD FROM
                                                   YEAR ENDED    JUNE 6, 1996
                                                  DECEMBER 31,    TO DECEMBER
                                                      1997         31, 1996
                                                  -------------  -------------
OPERATING ACTIVITIES
  Premiums, policy proceeds and other considera-
   tions received................................ $ 184,112,330  $ 631,355,849
  Investment income received.....................    43,781,378      1,837,439
  Benefits paid..................................   (85,008,691)   (23,169,165)
  Insurance expenses paid........................  (154,355,904)   (20,919,059)
  Federal income taxes paid......................    (1,893,859)            --
  Other income received and expenses paid, net...     1,613,631        329,338
                                                  -------------  -------------
Net cash provided by (used in) operating activi-
 ties............................................   (11,751,115)   589,434,402
INVESTING ACTIVITIES
  Sale, maturity or repayment of investments.....   272,961,178    366,021,652
  Purchase of investments........................  (265,700,363)  (965,220,343)
  Net decrease (increase) in policy loans........     1,554,149    (40,609,076)
                                                  -------------  -------------
Net cash provided by (used in) investing activi-
 ties............................................     8,814,964   (639,807,767)
FINANCING AND MISCELLANEOUS ACTIVITIES
  Capital and surplus paid-in....................   158,407,481     71,000,000
  Other..........................................   (11,032,743)    (1,291,628)
                                                  -------------  -------------
Net cash provided by financing activities........   147,374,738     69,708,372
                                                  -------------  -------------
Increase in cash and short-term investments......   144,438,587     19,335,007
Total cash and short-term investments at begin-
 ning of year....................................    19,335,007             --
                                                  -------------  -------------
Total cash and short-term investments at end of
 year............................................ $ 163,773,594  $  19,335,007
                                                  =============  =============


                            See accompanying notes.

                  LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                NOTES TO FINANCIAL STATEMENTS--STATUTORY BASIS

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Lincoln Life & Annuity Company of New York (the "Company") is a wholly owned subsidiary of The Lincoln National Life Insurance Company ("Lincoln Life"), which is a wholly owned subsidiary of Lincoln National Corporation ("LNC"). The Company was organized under the laws of the state of New York on June 6, 1996 as a life insurance company.

The Company received approval from the New York Insurance Department (the "Department") to operate as a licensed insurance company in the state of New York on September 27, 1996. The Company's operations consist of group 403(b) tax-qualified annuity business acquired from UNUM Corporation affiliates on October 1, 1996. The purchase was completed in the form of an indemnity reinsurance transaction with an initial ceding commission of $15,600,000 which the Department required the Company to record as an expense in the 1996 statement of operations. Upon novation, the indemnity reinsurance agreements for general accounts were replaced with assumption reinsurance agreements and the acquired separate accounts were recorded via assumption reinsurance agreements. The group tax-qualified annuities are sold to not-for-profit organizations throughout the state of New York by independent brokers. The Company also sells single premium immediate annuity contracts to 403(b) contractholders who desire annuitization.

USE OF ESTIMATES

Preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

BASIS OF PRESENTATION

The accompanying statutory-basis financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Department. "Prescribed" statutory accounting practices include state laws, regulations and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners ("NAIC"). "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state and may change in the future. The NAIC currently is in the process of codifying statutory accounting practices, the result of which is expected to constitute the only source of "prescribed" statutory accounting practices. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification, which is expected to be approved by the NAIC in 1998, will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the state of New York must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Department. At this time, it is unclear whether the state of New York will adopt Codification. However, based on the current draft of the proposed accounting practices, management believes that the impact of Codification will not be material to the Company's statutory-basis financial statements.

Existing statutory accounting practices differ from generally accepted accounting principles ("GAAP"). The more significant variances from GAAP are as follows:

INVESTMENTS

Bonds are reported at amortized cost or market value based on their NAIC rating. For GAAP, the Company's bonds are classified as available-for-sale and, accordingly, are reported at fair value with changes in the fair values reported directly in shareholder's equity after adjustments for deferred income taxes.

                  LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of bonds attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold. The net deferral is reported as the "interest maintenance reserve" in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the interest maintenance reserve. The "asset valuation reserve" is determined by an NAIC prescribed formula and is reported as a liability rather than unassigned surplus. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis in the period that the asset giving rise to the gain or loss is sold and valuation allowances are provided when there has been a decline in value deemed other than temporary, in which case, the provision for such declines are charged to income.

NONADMITTED ASSETS

Certain assets designated as "nonadmitted," principally start-up and organizational costs and furniture and equipment, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

PREMIUMS

Premiums and deposits are reported as premiums and deposits revenues; whereas, under GAAP, such premiums and deposits are treated as liabilities and policy charges represent revenues.

REINSURANCE

Commissions on business assumed are reported as an expense; whereas, under GAAP the reinsurance transaction would be treated as a purchase of a business and the ceding commission would represent the purchase price which would be allocated to the assets and liabilities acquired at their respective fair values. The excess of liabilities over assets acquired would be treated as goodwill.

POSTRETIREMENT BENEFITS

For purposes of calculating the Company's postretirement benefit obligation, only vested employees and current retirees are included in the actuarial benefit valuation. Under GAAP, active employees not currently eligible would also be included.

INCOME TAXES

Deferred income taxes are not provided for differences between financial statement amounts and tax bases of assets and liabilities.

A reconciliation of the Company's capital and surplus and net income (loss) determined in accordance with statutory accounting practices with amounts determined in accordance with GAAP is as follows:

                            CAPITAL AND SURPLUS          NET INCOME (LOSS)
                          -------------------------  -------------------------
                                                                  PERIOD FROM
                                DECEMBER 31,          YEAR ENDED  JUNE 6, 1996
                          -------------------------  DECEMBER 31, TO DECEMBER
                              1997         1996          1997       31 1996
                          ------------  -----------  ------------ ------------
Amounts as reported on a
 statutory basis......... $212,852,227  $50,175,997   $5,511,890  $(18,595,145)
Add (deduct):
  Net unrealized gain on
   bonds.................   14,327,159      215,899          --            --
  Interest maintenance
   reserve...............    2,594,552    3,204,140     (370,129)    3,204,140
  Net realized loss on
   investments...........          --           --      (239,459)          --
  Asset valuation re-
   serve.................    2,350,411    1,128,548          --            --
  Difference between GAAP
   and statutory-basis
   policyholders' funds..  (19,203,409) (15,536,418)  (3,666,991)  (15,536,418)
  Present value of future
   profits and deferred
   acquisition costs.....   37,605,108   37,081,156      523,952    37,081,156
  Deferred federal income
   taxes.................   (5,558,937)  (1,290,978)     670,981    (1,215,413)
  Nonadmitted assets.....    1,121,588    1,100,310          --            --
                          ------------  -----------   ----------  ------------
Amounts on a GAAP basis.. $246,088,699  $76,078,654   $2,430,244  $  4,938,320
                          ============  ===========   ==========  ============

                  LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Other significant accounting practices are as follows:

INVESTMENTS

The discount or premium on bonds is amortized using the interest method. For mortgage-backed bonds, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities.

Short-term investments include investments with maturities of less than one year at the date of acquisition. The carrying amounts for these investments approximate their fair values.

Policy loans are reported at unpaid balances.

Realized capital gains and losses on investments sold are determined using the specific identification method. Changes in admitted asset carrying amounts of bonds are credited or charged directly in unassigned surplus.

DATA PROCESSING EQUIPMENT

Data processing equipment is reported at cost, less accumulated depreciation. Data processing equipment is depreciated on a straight-line basis over the useful life of the asset.

PREMIUMS

Premiums for group tax-qualified annuity business are recognized as revenue when deposited. Individual annuity premiums are recognized as revenue when due.

BENEFITS

Annuity benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Department.

The tabular interest, tabular less actual reserve released and the tabular cost have been determined by formula or from the basic data for such items. Tabular interest funds not involving life contingencies were determined using the actual interest credited to the funds plus the change in accrued interest.

Liabilities related to policyholders' funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges, and do not differ materially from reserve practices prescribed by the Department.

PENSION BENEFITS

Costs associated with the Company's defined benefit pension plans are systematically accrued during the expected period of active service of the covered employees.

ASSETS HELD IN SEPARATE ACCOUNTS AND LIABILITIES RELATED TO SEPARATE ACCOUNTS

Separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered for the exclusive benefit of variable annuity contractholders and for which the contractholders, and not the Company, bears the investment risk. Separate account contractholders have no claim against the assets of the general account of the Company. Separate account assets are reported at fair value and consist of mutual funds. The fees received by the Company for administrative and contractholder maintenance services performed for these separate accounts are included in the Company's statements of operations.

                  LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

VULNERABILITY FROM CONCENTRATIONS

The Company is licensed to conduct life insurance business in the state of New York. Currently, its products are sold through independent brokers in the group 403(b) marketplace, primarily to higher-education institutions and non-profit healthcare organizations.

RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform to the current year presentation.

2. INVESTMENTS

The major categories of net investment income are as follows:

                                                                   PERIOD FROM
                                                     YEAR ENDED  JUNE 6, 1996 TO
                                                      DECEMBER    DECEMBER 31,
                                                      31, 1997        1996
                                                     ----------- ---------------
Income:
  Bonds............................................. $42,237,959   $ 9,427,203
  Policy loans......................................   1,990,613       439,305
  Cash and short-term investments...................     315,328     1,024,525
                                                     -----------   -----------
Total investment income.............................  44,543,900    10,891,033
Investment expenses.................................     590,104       121,861
                                                     -----------   -----------
Net investment income............................... $43,953,796   $10,769,172
                                                     ===========   ===========

The cost or amortized cost, gross unrealized gains and losses and the fair value of investments in bonds are summarized as follows:

                                              DECEMBER 31, 1997
                              --------------------------------------------------
                                COST OR       GROSS       GROSS
                               AMORTIZED   UNREALIZED  UNREALIZED
                                  COST        GAINS      LOSSES      FAIR VALUE
                              ------------ ----------- -----------  ------------
Corporate.................... $445,296,161 $12,163,765 $(1,677,849) $455,782,077
U.S. government..............   12,326,095     191,925         --     12,518,020
Foreign government...........   17,131,754     636,803    (426,360)   17,342,197
Mortgage-backed..............  115,611,907   3,369,970      (3,564)  118,978,313
State and municipal..........    3,065,801      72,469         --      3,138,270
                              ------------ ----------- -----------  ------------
                              $593,431,718 $16,434,932 $(2,107,773) $607,758,877
                              ============ =========== ===========  ============
                                              DECEMBER 31, 1996
                              --------------------------------------------------
                                COST OR       GROSS       GROSS
                               AMORTIZED   UNREALIZED  UNREALIZED
                                  COST        GAINS      LOSSES      FAIR VALUE
                              ------------ ----------- -----------  ------------
Corporate.................... $374,672,586 $ 1,065,584 $(2,174,439) $373,563,731
U.S. government..............   66,997,162     582,337         --     67,579,499
Foreign government...........    4,992,530      56,125         --      5,048,655
Mortgage-backed..............  157,690,993     762,919     (76,627)  158,377,285
                              ------------ ----------- -----------  ------------
                              $604,353,271 $ 2,466,965 $(2,251,066) $604,569,170
                              ============ =========== ===========  ============

Fair value for bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments.

                  LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

A summary of the cost or amortized cost and fair value of investments in bonds at December 31, 1997, by contractual maturity, is as follows:

                                                        COST OR
                                                       AMORTIZED
                                                          COST      FAIR VALUE
                                                      ------------ ------------
Maturity:
  In 1999-2002....................................... $159,878,049 $161,394,220
  In 2003-2007.......................................  224,195,608  229,089,814
  After 2007.........................................   93,746,154   98,296,530
  Mortgage-backed securities.........................  115,611,907  118,978,313
                                                      ------------ ------------
Total................................................ $593,431,718 $607,758,877
                                                      ============ ============

The expected maturities may differ from the contractual maturities in the foregoing table because certain borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Proceeds from sales of investments in bonds were $274,742,319 and $365,646,000 in 1997 and 1996, respectively. Gross gains of $1,533,793 and $4,871,624 and gross losses of $1,922,165 and $2,443 during 1997 and 1996, respectively, were realized on those sales. Net gains (losses) of $(26) and $376,041 were realized on sales of short-term investments in 1997 and 1996, respectively.

Realized capital gains and losses are reported net of federal income taxes of $55,541 and $1,836,682 in 1997 and 1996, respectively, and amounts transferred to the interest maintenance reserve of $239,459 and $3,409,395 in 1997 and 1996, respectively.

At December 31, 1997, investments in bonds with an admitted asset value of $500,177 were on deposit with the Department to satisfy regulatory requirements.

At December 31, 1997, the Company did not have a material concentration of financial instruments in a single investee, industry or geographic location.

3. FEDERAL INCOME TAXES

The effective federal income tax rate for financial reporting purposes differs from the prevailing statutory tax rate principally due to differences in ceding commissions for tax return and financial statement purposes.

4. ANNUITY RESERVES

At December 31, 1997, the Company's future policy benefits and claims and policyholders' funds, including separate accounts, that are subject to discretionary withdrawal with adjustment, subject to discretionary withdrawal without adjustment and not subject to discretionary withdrawal provisions are summarized as follows:

                                                               AMOUNT    PERCENT
                                                            ------------ -------
Subject to discretionary withdrawal with adjustment:
  At book value, less surrender charge....................  $263,779,308   35.2%
  At market value.........................................   159,132,918   21.3
                                                            ------------  -----
                                                             422,912,226   56.5
Subject to discretionary withdrawal without adjustment at
 book value with minimal or no charge or adjustment.......   323,686,183   43.3
Not subject to discretionary withdrawal...................     1,214,524    0.2
                                                            ------------  -----
Total future policy benefits and claims and policyholders'
 funds....................................................  $747,812,933  100.0%
                                                            ============  =====

                  LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

5. CAPITAL AND SURPLUS

The Company was initially capitalized on August 12, 1996 with a capital contribution from Lincoln Life in the amount of $2,000,000. Additional paid-in surplus from Lincoln Life of $69,000,000 and $158,407,481 was received in September 1996 and December 1997, respectively.

Life insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life insurance company is to be determined based on the various risk factors. At December 31, 1997, the Company exceeds the RBC requirements.

The payment of dividends by the Company requires 30 day advance notice to the Department.

6. EMPLOYEE BENEFIT PLANS

The Company participates in various employee benefit plans sponsored by LNC.

PENSION PLANS

LNC maintains funded defined benefit pension plans for most of its employees. The benefits for employees are based on total years of service and the highest 60 months of compensation during the last 10 years of employment. The plans are funded by contributions to tax-exempt trusts. The Company's funding policy is consistent with the funding requirements of Federal laws and regulations. Contributions are intended to provide not only the benefits attributed to service to date, but also those expected to be earned in the future. Plan assets consist principally of listed equity securities, corporate obligations and government bonds.

LNC also administers an unfunded, non-qualified, defined benefit salary continuation plan that provides certain officers of the Company defined pension benefits based on years of service and final monthly salary upon death or retirement.

401(K) PLAN

LNC and the Company sponsor contributory defined contribution plans for eligible employees and agents. The Company's contributions to the plans are equal to each participant's pretax contribution, not to exceed 6% of base pay, multiplied by a percentage ranging from 25% to 150%, which varies according to certain incentive criteria as determined by LNC's Board of Directors.

POSTRETIREMENT MEDICAL AND LIFE INSURANCE BENEFIT PLANS

LNC sponsors unfunded defined benefit plans that provide postretirement medical and life insurance benefits to full-time employees and agents who, depending on the plan, have worked for the Company 10 to 15 years and attained age 55 to 60. Medical benefits are also available to spouses and other dependents of employees and agents. For medical benefits, limited contributions are required from individuals retired prior to November 1, 1988; contributions for later retirees, which can be adjusted annually, are based on such items as years of service at retirement and age at retirement. The life insurance benefits are noncontributory, although participants can elect supplemental contributory benefits.

7. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES

LEASES

The Company leases office space and equipment under lease agreements that expire at various intervals over the next six years and are subject to renewal options at market rates prevailing at the time of renewal. Rental expense

                  LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK for all operating leases was $155,664 and $32,252 for 1997 and 1996, respectively. Future minimum rental commitments are as follows:

             1998............................ $  190,224
             1999............................    195,081
             2000............................    195,081
             2001............................    189,494
             2002............................    161,563
             Thereafter......................    134,637
                                              ----------
                                              $1,066,080
                                              ==========

OTHER CONTINGENCY MATTERS

The Company is involved in various pending or threatened legal proceedings arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting the financial position or results of operations of the Company.

8. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following discussion outlines the methodologies and assumptions used to determine the estimated fair values of the Company's financial instruments. Considerable judgment is required to develop these fair values and, accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of the Company's financial instruments.

BONDS

Fair values of bonds are based on quoted market prices, where available. For securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments.

POLICY LOANS

The estimated fair value of investments in policy loans was calculated on a composite discounted cash flow basis using Treasury interest rates consistent with the maturity durations assumed. These durations were based on historical experience.

CASH AND SHORT-TERM INVESTMENTS

The carrying value of cash and short-term investments approximates fair value.

POLICYHOLDER FUNDS

The fair values of policyholder funds are based on their approximate surrender values.

The carrying values and estimated fair values of the Company's financial instruments as of December 31, 1997 are as follows:

                                                     CARRYING
               ASSETS (LIABILITIES)                    VALUE       FAIR VALUE
               --------------------                -------------  -------------
Bonds............................................. $ 593,431,718  $ 607,258,877
Policy loans......................................    39,054,927     39,054,927
Cash and short-term investments...................   163,773,594    163,773,594
Policyholders' funds..............................  (587,465,491)  (587,465,491)

                  LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

9. TRANSACTIONS WITH AFFILIATES

The Company has entered into agreements with Lincoln Life to receive processing and other corporate services. Fees paid to Lincoln Life for such services were $3,454,014 and $931,000 for 1997 and 1996, respectively. The Company has also entered into an agreement with Lincoln Life to provide 403(b) processing services primarily related to banking and cash management. Fees received from Lincoln Life for such services were $578,003 and $229,000 for 1997 and 1996, respectively.

The Company has an investment management agreement with an affiliate, Lincoln Investment Management, Inc., for investment advisory and asset management services. Fees paid for such investment services were $558,011 and $122,000 for 1997 and 1996, respectively.

10. SEPARATE ACCOUNTS

Separate account premiums, deposits and other considerations amounted to $167,895,749 in 1997. Reserves for separate accounts with assets at fair value were $159,132,918 at December 31, 1997. All reserves are subject to discretionary withdrawal at market value. All of the Company's separate accounts are nonguaranteed.

A reconciliation of transfers to (from) separate accounts for the year ended December 31, 1997 is as follows:

Transfers as reported in the Summary of Operations of various
 Separate Accounts:
  Transfers to separate accounts................................. $167,895,749
  Transfers from separate accounts...............................  (28,417,276)
                                                                  ------------
Net transfer to separate accounts as reported in the Company's
 NAIC Annual Statement........................................... $139,478,473
                                                                  ============

11. SUBSEQUENT EVENT

Additional surplus contributed by Lincoln Life on December 29, 1997 was used to finance an indemnity reinsurance transaction whereby the Company and Lincoln Life reinsured 100% of a block of individual life insurance and annuity business of CIGNA Corporation. The Company paid $149,621,452 to CIGNA on January 2, 1998 under the terms of the reinsurance agreement. Operating results generated by this block of business after the closing date will be included in the Company's financial statements from the closing date. At the time of closing, this block of business had statutory liabilities of $779,551,235 that became the Company's obligation. The Company also received assets, measured on a historical statutory basis, equal to the liabilities. During 1997, this block produced premiums, fees and deposits of $157,650,000 and earnings of $9,285,600 on a statutory basis of accounting. The Company expects to pay $1,000,000 to cover expenses associated with the reinsurance agreement.

12. IMPACT OF YEAR 2000 (UNAUDITED)

The Year 2000 Issue is pervasive and complex and affects virtually every aspect of the Company's business. The Company's computer systems and interfaces with the computer systems of vendors, suppliers, customers and business partners are particularly vulnerable. The inability to properly recognize date sensitive electronic information and transfer data between systems could cause errors or even a complete systems failure which would result in a temporary inability to process transactions correctly and engage in normal business activities. The Company shares information systems with Lincoln Life, and Lincoln Life is redirecting a large portion of its internal information technology efforts and contracting with outside consultants to update its systems to accommodate the year 2000. Also, Lincoln Life and the Company have initiated formal communications with critical parties that interface with the Company's systems to gain an understanding of their progress in addressing Year 2000 Issues. While the Company is making every effort to address its own systems and the systems with which it interfaces, it is not possible to provide assurance that operational problems will not occur. The Company presently believes that

                  LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK with the modification of existing computer systems, updates by vendors and conversion to new software and hardware, the Year 2000 Issue will not pose significant operational problems for its computer systems. In addition, the Company is developing contingency plans in the event that, despite its best efforts, there are unresolved year 2000 problems. If the remediation efforts noted above are not completed timely or properly, the Year 2000 Issue could have a material adverse impact on the operation of the Company's business.

During 1997 and 1996, expenditures to address this issue were not material to the Company's financial statements. In addition, the Company's financial plans for 1998 through 2000 include immaterial amounts relative to this issue. The cost of addressing Year 2000 Issues and the timeliness of completion will be closely monitored by management and are based on management's current best estimates which were derived utilizing numerous assumptions of future events, including the continued availability of certain resources, third party modification plans and other factors. Nevertheless, there can be no guarantee that these estimated costs will be achieved and actual results could differ significantly from those anticipated. Specific factors that might cause such differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer problems and other uncertainties.

                       REPORT OF INDEPENDENT AUDITORS ON
                          OTHER FINANCIAL INFORMATION

Board of Directors
Lincoln Life & Annuity Company of New York

Our audit was conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole. The accompanying supplemental schedule of selected statutory basis financial data is presented to comply with the National Association of Insurance Commissioners' Annual Statement Instructions and is not a required part of the statutory-basis financial statements. Such information has been subjected to the auditing procedures applied in our audit of the statutory-basis financial statements and, in our opinion, is fairly stated in all material respects in relation to the statutory-basis financial statements taken as a whole.

March 12, 1998

                                         /s/ Ernst & Young LLP

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                       SUPPLEMENTAL SCHEDULE OF SELECTED
                        FINANCIAL DATA--STATUTORY BASIS

                               DECEMBER 31, 1997

Investment income earned:
  Government bonds................................................ $ 10,210,129
  Other bonds (unaffiliated)......................................   32,025,370
  Policy loans....................................................    1,990,613
  Cash on hand and on deposit.....................................       15,706
  Short-term investments..........................................      299,622
  Aggregate write-ins for investment income.......................        2,460
                                                                   ------------
Gross investment income........................................... $ 44,543,900
                                                                   ============
Bonds and short-term investments by class and maturity:
  Bonds by maturity (statement value):
    Due within one year or less................................... $157,373,927
    Over 1 year through 5 years...................................  206,718,997
    Over 5 years through 10 years.................................  252,342,252
    Over 10 years through 20 years................................   69,249,669
    Over 20 years.................................................   53,525,556
                                                                   ------------
Total by maturity................................................. $739,210,401
                                                                   ============
Bonds by class (statement value):
  Class 1......................................................... $493,275,662
  Class 2.........................................................  218,168,700
  Class 3.........................................................   18,838,715
  Class 4.........................................................    8,927,324
                                                                   ------------
Total by class.................................................... $739,210,401
                                                                   ============
Total bonds publicly traded....................................... $693,512,440
                                                                   ============
Total bonds privately placed...................................... $ 45,697,961
                                                                   ============
Short-term investments (cost or amortized cost)................... $145,778,683
                                                                   ============
Cash on deposit................................................... $ 17,994,911
                                                                   ============
Annuities:
  Ordinary:
    Immediate amount of income payable............................ $    140,946
                                                                   ============
Deposit funds and dividend accumulations:
  Deposit funds account balance................................... $587,465,491
                                                                   ============

                  LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                   NOTE TO SUPPLEMENTAL SCHEDULE OF SELECTED
                       FINANCIAL DATA-- STATUTORY BASIS

NOTE--BASIS OF PRESENTATION

The accompanying schedule presents selected statutory-basis financial data as of December 31, 1997 for purposes of complying with paragraph 9 of the Annual Audited Financial Reports in the General section of the National Association of Insurance Commissioners' Annual Statement Instructions and agrees to or is included in the amounts reported in Lincoln Life & Annuity Company of New York's 1997 Statutory Annual Statement as filed with the New York Insurance Department.

                                    PART C
                               OTHER INFORMATION


Item 24.  Financial statements and Exhibits

     (a)  The following financial statements are included in Part B:

Financial Statements of Registrant - Lincoln Life & Annuity Variable Annuity Account L.

Statutory-Basis Financial Statements and Schedules of Depositor - Lincoln Life & Annuity Company of New York.



     (b)  Exhibits


          1. Resolution adopted by the Board of Directors of Lincoln Life & Annuity Company of New York on July 24, 1996 establishing the Lincoln Life & Annuity Variable Annuity Account L of Lincoln Life & Annuity Company of New York. /1/

          2.     Not applicable.


          3(a).  Principal Underwriting Contract. /2/


          3(b).  Broker-dealer sales agreement. /2/


          4(a). Forms of Group Annuity Contracts for Lincoln Life & Annuity Company of New York./2/

          4(b). Form of 401(a) Group Annuity Contract for Lincoln Life & Annuity Company of New York./3/

          4(c).  Form of endorsement to Group Annuity Contract and Certificate.
                 /4/


          5(a).  Form of application for Group Annuity Contract. /1/


          5(b). Form of Participant enrollment form (including acknowledgement of restrictions on redemption imposed by I.R.C. Section 403(b)). /2/


          6. Copy of certificate of incorporation and by-laws of Lincoln Life & Annuity Company of New York. /1/

          7.     Not applicable.


          8(a). Participation Agreement between Lincoln Life & Annuity Company of New York and Dreyfus Life & Annuity Index Fund, Inc. and Dreyfus Variable Investment Fund. /2/


          8(b). Participation Agreement between Lincoln Life & Annuity Company of New York and Variable Insurance Products Fund and Fidelity Distributors Corporation. /2/


          8(c). Participation Agreement between Lincoln Life & Annuity Company of New York and Variable Insurance Products Fund II and Fidelity Distributors Corporation. /2/


          8(d). Participation Agreement between Lincoln Life & Annuity Company of New York and Twentieth Century Securities, Inc. /2/


          8(e). Participation Agreement between Lincoln Life & Annuity Company of New York and Acacia Capital Corporation and Calvert Distributors, Inc. /2/

          8(f). Participation Agreement between Lincoln Life & Annuity Company of New York and T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. /2/


          9. Consent and opinion of Counsel as to the legality of the securities being registered. /2/


          10(a). Consent of Ernst & Young LLP, Independent Auditors.


          10(b). Not applicable.


          11.    Not applicable.


          12.    Not applicable.

          13(a). Schedule for Computation of Performance Quotations./3/

          13(b). Supplement to Schedule for Computation of Performance
                 Quotations.

          14.    Not applicable.

          15(a). Organizational Chart of Lincoln National Life Insurance Holding
                 Company System.

          15(b). Memorandum Concerning Books and Records.

__________________


     /1/   Incorporated herein by reference to the registrant's initial registration statement filed with the Securities and Exchange Commission on August 27, 1996 (File No. 333-10805).

     /2/ Incorporated herein by reference to Pre-effective Amendment No. 1 on Form N-4 filed by the Lincoln Life & Annuity Variable Account L of Lincoln Life & Annuity Company of New York with the Securities and Exchange Commission on September 30, 1996.

     /3/ Incorporated herein by reference to Post-effective Amendment No. 1 on Form N-4 filed by Lincoln Life & Annuity Variable Annuity Account L of Lincoln Life & Annuity Company of New York on April 30, 1997 (File No. 333-10805).

     /4/ Incorporated herein by reference to Post-effective Amendment No. 2 on Form N-4 filed by Lincoln Life & Annuity Variable Annuity Account L of Lincoln Life & Annuity Company of New York on May 1, 1998 (File No. 333-10863).

Item 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

The following list contains the officers and directors of Lincoln Life & Annuity Company of New York who are engaged directly or indirectly in activities relating to the Lincoln Life & Annuity Variable Annuity Account L as well as the Contracts. The list also shows Lincoln Life & Annuity Company of New York's executive officers.


Name                          Positions and Offices with Lincoln Life & Annuity Company of New York
----                          ---------------------------------------------------------------------
Philip L. Holstein*                     President, Treasurer and Director

Troy D. Panning*                        Second Vice President and Chief Financial Officer

Roland C. Baker                         Director
 1801 S. Meyers Road
 Oakbrook Terrace, IL  60181

J. Patrick Barrett                      Director
 Chairman & CEO
 Carpat Investments
 4605 Watergap
 Manlius, NY  13104

Thomas D. Bell, Jr.                     Director
 President & CEO
 Burson-Marstellar Worldwide
 230 Park Avenue South
 New York, NY  10003

Jon A. Boscia**                              Director

Kathleen R. Gorman*                          Assistant Vice President

Harry L. Kavetas                             Director
 Executive Vice President & CFO
 Eastman Kodak Company
 343 State Street
 Rochester, NY  14650-0235

Barbara S. Kowalczyk***                      Director

M. Leanne Lachman                            Director
 Managing Director
 Schroder Real Estate Associates
 437 Madison Avenue - 18th Floor
 New York, NY  10022

Louis G. Marcoccia                           Director
 Senior Vice President
 Syracuse University
 Skytop Office Building
 Skytop Road
 Syracuse, NY 13244-5300

John M. Pietruski                            Director
 27 Paddock Lane
 Colts Neck, NJ  07722

Lawrence T. Rowland****                      Director

Gabriel L. Shaheen**                         Director

Robert O. Sheppard*                          Assistant Vice President

Richard C. Vaughan***                        Director



* Principal business address of each person is 120 Madison Street, 17th Floor, Syracuse, New York 13202.

** Principal business address of each person is 1300 S. Clinton Street, Fort Wayne, Indiana 46802.

*** Principal business address of each person is 200 E. Berry Street, Fort Wayne, Indiana 46802.

**** Principal business address of each person is 1700 Magnovox Way, One
     Reinsurance Place, Fort Wayne, Indiana 46804.

Item 26. Persons Controlled by or Under Common Control with Lincoln Life & Annuity Company of New York ("Lincoln Life") or the Lincoln Life & Annuity Variable Annuity Account L.

Lincoln Life & Annuity Variable Annuity Account L is a separate account of Lincoln Life and may be deemed to be controlled by Lincoln Life although Lincoln Life will follow voting instructions of Contractholders with respect to voting on certain important matters requiring a vote of Contractholders.


See Exhibit 15(a): The Organizational Chart of Lincoln National Life Insurance Holding Company System is hereby incorporated herein by this reference.

Item 27.  Number of Contractholders


As of March 31, 1998, Registrant had 4 Contractholders.

Item 28.  Indemnification

Under the Participation Agreements entered into between Lincoln Life and the Dreyfus Life & Annuity Index Fund, Inc., Dreyfus Variable Investment Fund and Dreyfus Corporation, Variable Insurance Products Funds I and II and Fidelity Distributors Corporation, Twentieth Century Management Company, Acacia Capital Corporation, and T. Rowe Price (the "Funds"), Lincoln Life and its directors, officers, employees, agents and control persons have been indemnified by the Funds against any losses, claims or liabilities that arise out of any untrue statement or alleged untrue statement or omission of a material fact in the Funds' registration statements, prospectuses or sales literature. In addition, the Funds will indemnify Lincoln Life against any liability, loss, damages, costs or expenses which Lincoln Life may incur as a result of the Funds' incorrect calculations, incorrect reporting and/or untimely reporting of the Funds' net asset values, dividend rates or capital gain distribution rates.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriter


(a) LNC Equity Sales Corporation ALSO acts as the principal underwriter for Lincoln National Variable Annuity Account L, the VA Separate Account of UNUM Life Insurance Company of America, and the VA-I Separate Account OF First UNUM Life Insurance Company.


(b)(1) The following table sets forth certain information regarding the officers and directors of LNC Equity Sales Corporation:



                              POSITIONS AND OFFICES
NAME AND ADDRESS              WITH LINCOLN FINANCIAL ADVISORS CORPORATION
----------------              -------------------------------------------
J. Michael Hemp*              President and Director

Priscilla S. Brown*           Chief Operating Officer, Sales and Marketing
                              Director and Director

John M. Behrendt*             Vice President and Director

Richard C. Boyles***          Chief Financial Officer and Administrative
                              Officer

Kenneth Ehinger***            Chief Operating Officer and Director

Gary D. Giller****            Director

Janet C. Whitney**            Vice President and Treasurer

C. Suzanne Womack**           Secretary

* Principal business address of each person is 1300 S. Clinton Street, Fort Wayne, Indiana 46802.

** Principal business address of each person is 200 East Berry Street, Fort Wayne, Indiana 46802-2706.

*** Principal business address of each person is 3811 Illinois Road, Suite 205, Fort Wayne, Indiana 46804-1202.


**** Principal business address is 7650 Rivers Edge Dr., Suite 250, Columbus,
     Ohio 43235.


(c)


Name of                                     Net Underwriting
Principal                                   Discounts and     Compensation   Brokerage
Underwriter                                 Commissions       on Redemption  Commissions  Compensation
-----------                                 ----------------  -------------  -----------  ------------
Lincoln Financial Advisors Corporation      $0                N/A            N/A          N/A


Item 30.  Location of Accounts and Records

Exhibit 15(b) is hereby expressly incorporated herein by this reference.

Item 31.  Management Services

None

Item 32.  Undertakings and Representations

The Registrant hereby undertakes:

(a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in this registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted, unless otherwise permitted.

(b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.


(c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.


(d) The Registrant intends to rely on the no-action response dated November 28, 1988, from Ms. Angela C. Goelzer of the Commission staff to the American Council of Life Insurance concerning the redeemability of Section 403(b) annuity contracts and the Registrant has complied with the provisions of paragraphs (1)-(4) thereof.


(e) Lincoln Life & Annuity Company of New York hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life & Annuity Company of New York.

                                   SIGNATURES


     (a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of Syracuse, and State of New York on this 30th day of April, 1998.

                               Lincoln Life & Annuity Variable Annuity Account L
                                  (Group Variable Annuity II)(Registrant)

                               By: Lincoln Life & Annuity Company of New York


                               By: /s/ Philip L. Holstein
                                  --------------------------------------------
                                   Philip L. Holstein, President


                               Lincoln Life & Annuity Company of New York
                                    (Depositor)


                               By: /s/ Philip L. Holstein
                                  --------------------------------------------
                                   Philip L. Holstein, President


     (b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed for the Depositor by the following persons in the capacities and on the dates indicated.

SIGNATURE                         TITLE                    DATE



/s/ Philip L. Holstein                                     April 30, 1998
------------------------------
Philip L. Holstein                President, Treasurer
                                  and Director (Principal
                                  Executive Officer)

/s/ Troy D. Panning                                        April 30, 1998
------------------------------
Troy D. Panning                   Second Vice President
                                  and Chief Financial
                                  Officer (Principal
                                  Financial Officer and
                                  Principal Accounting
                                  Officer)

/s/ Roland C. Baker                                        April 27, 1998
------------------------------
Roland C. Baker                   Director



/s/ J. Patrick Barrett
------------------------------                             April 30, 1998
J. Patrick Barrett                Director



/s/ Thomas D. Bell, Jr.                                    April 30, 1998
------------------------------
Thomas D. Bell, Jr.               Director



/s/ Jon A. Boscia                                          April 30, 1998
------------------------------
Jon A. Boscia                     Director



/s/ Harry L. Kavetas                                       April 30, 1998
------------------------------
Harry L. Kavetas                  Director



/s/ Barbara S. Kowalczyk                                   April 30, 1998
------------------------------
Barbara S. Kowalczyk              Director



/s/ M. Leanne Lachman                                      April 28, 1998
------------------------------
M. Leanne Lachman                 Director


/S/ Louis G. Marcoccia                                     April 27, 1998
------------------------------
Louis G. Marcoccia                Director


/s/ John M. Pietruski                                      April 30, 1998
------------------------------
John M. Pietruski                 Director

/s/ Lawrence T. Rowland                                  April 30, 1998
------------------------------
Lawrence T. Rowland                 Director


/s/ Gabriel L. Shaheen                                   April 30, 1998
------------------------------
Gabriel L. Shaheen                  Director



/s/ Richard C. Vaughan                                   April 30, 1998
------------------------------
Richard C. Vaughan                  Director